STEINROE VARIABLE INVESTMENT TRUST

                           Capital Appreciation Fund
                           Managed Growth Stock Fund
                              Managed Assets Fund
                        Mortgage Securities Income Fund
                               Cash Income Fund






                                                                Annual Report
                                                             December 31, 1996

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                               TABLE OF CONTENTS
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  PRESIDENT'S LETTER...............................................       1

  PORTFOLIO MANAGER'S DISCUSSION:

       Capital Appreciation Fund...................................       3
       Managed Growth Stock Fund...................................       5
       Managed Assets Fund.........................................       6
       Mortgage Securities Income Fund.............................       8
       Cash Income Fund............................................       9
   INDEPENDENT AUDITORS' REPORT ...................................      10

   FINANCIAL STATEMENTS:

       Capital Appreciation Fund...................................      11
       Managed Growth Stock Fund...................................      16
       Managed Assets Fund.........................................      21
       Mortgage Securities Income Fund.............................      27
       Cash Income Fund............................................      32
    NOTES TO FINANCIAL STATEMENTS..................................      36

PRESIDENT'S LETTER
SteinRoe Variable Investment Trust

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Dear Fellow Contract Owner:

We are pleased to present this annual report for the SteinRoe Variable Investment Trust -- Capital Appreciation Fund, Managed Growth Stock Fund, Managed Assets Fund, Mortgage Securities Income Fund and Cash Income Fund.

ANOTHER VINTAGE YEAR FOR STOCKS
Despite increased volatility and some confusion about the strength of the economy, 1996 was by virtually all measures another stellar year for the U.S. stock market. A seemingly picture-perfect backdrop, characterized by moderate economic growth, low unemployment, minimal inflation, stable interest rates, surging exports and strong corporate profits, helped the stock market -- particularly large-cap, blue-chip stocks -- post record-breaking gains.

MIXED SIGNALS FOR FIXED INCOME INVESTORS
It was a much tougher year for bond investors, however. Long considered a haven of stability, bonds proved to be, for the most part, far more volatile investments than stocks this past year.

         The greatest single contributor to the bond market's uninspiring performance over the past year was probably concern about the direction of interest rates. Despite the fact that most of the rise in long-term interest rates actually took place in the first quarter of 1996 -- with rates rising quite dramatically in February and March -- investors were never able to overcome their uneasiness about which direction interest rates were actually headed. Adding to this anxiety was the release of several stronger-than-expected economic reports, which raised fears that the economy was overheating. In fact, many investors believed these reports signaled that the Federal Reserve would have to raise short-term interest rates in order to stave off inflation. As a result, most of the bond market was stung early in the year and never really came back.

LESS OF THE SAME
Most signals now point to an economic slowdown, which should help to resolve many of the conflicts that plagued investors this past year. Going forward, we expect moderate economic growth and continued stock market gains. In fact, our outlook for 1997 is that things should stay about the same -- albeit not as strong as last year.

         There are some clouds on the horizon, however. For example, although earnings are still coming in strong, concern about narrowing profit margins remains. That's because corporate profitability appears to have reached a plateau. For the past several years, companies haven't had to raise prices to make money because unit labor costs were so low. With wages increasing and unemployment hovering near a seven-year low, however, unit labor costs are starting to increase. This means many companies will probably either have to raise prices or watch their profit margins slip. Moreover, a stronger dollar and higher interest rates also could begin to eat away at corporate profits. Consequently, although we think earnings will remain generally positive, we expect some companies may have problems meeting their earnings estimates.

         Nonetheless, as long as the economy continues to grow and inflation remains subdued, we believe the stock market still has room to run -- although probably not at the same pace as this past year. And if we are indeed seeing a real moderation in economic activity, we think the next move by the Federal Reserve will be a rate cut, probably some time next spring. Given this environment, we believe fixed income securities also could perform well in the months to come.

THE BASICS
We think last year's volatility should serve as a reminder to investors that the markets can be strongly influenced by any number of factors, and can, at times, react abruptly to these events. That's why we think it's important for you to try to understand the factors affecting the markets -- not just to profit from them, but to gain the patience to ride out the volatility in your investments. No matter what direction you think the economy is heading, it's important to remember the basics: Think long term and periodically re-evaluate your portfolio to make sure it continues to match your goals, risk tolerance and time horizon.

         As always, we thank you for investing in the SteinRoe Variable Investment Trust. We look forward to serving your investment needs.

Sincerely,

/s/ Richard R. Christensen

Richard R. Christensen
President
SteinRoe Variable Investment Trust
February 10, 1997

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PORTFOLIO MANAGER'S DISCUSSION
SteinRoe Variable Investment Trust Capital Appreciation Fund
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DEAR CONTRACT OWNER:

With a 26.9 percent return for the year ended December 31, 1996, Capital Appreciation Fund topped the S&P 500 return of 23.0 percent. Moreover, the Fund outpaced the Russell 2000 Index, an index measuring small-cap performance, by 10.4 percentage points. According to Lipper Analytical Services, Inc., Capital Appreciation Fund ranked in the top 8 percent of capital appreciation funds included in its variable annuity fund peer group (#3 of 41 funds). Capital Appreciation Fund ranked in the top 25 percent (#5 of 19 funds) for the five-year period and in the top 23 percent (#4 of 17 funds) since its inception on January 1, 1989.

   While returns were generated across a broad range of industry groups in the past year, the consumer cyclical and business services sectors have been among the Fund's strongest performers, with many of our largest holdings making significant contributions to total return. A standout in the first six months of the year was AmeriSource Distribution Corporation, a distributor of pharmaceuticals (5.5 percent of total net assets).

   More recently, the Fund's technology, outsourcing and energy stocks have experienced strong gains. During the last six months, Capital Appreciation was overweighted in energy stocks -- these represented over 13 percent of total net assets on December 31, 1996, versus a 4 percent weighting in the Russell 2000. We continue to find attractive investment opportunities within the energy sector, particularly companies that have shown the ability to grow their reserves economically over time. We believe that, given a favorable energy price backdrop, these companies should continue to provide solid returns going forward.

   The gains in these sectors were partially offset by disappointments in several holdings, including: Sunglass Hut International Inc., which continues to be affected by negative trends in the sunglass industry (0.9 percent of total net assets); and Respironics, a medical device manufacturer that experienced a substantial drop in sales to one of its largest customers. We have since eliminated Respironics from the portfolio in anticipation of increased price competition in its industry.

   A newer holding in the Fund is CB Commercial Real Estate Services Group Inc. (2.0 percent of total net assets), the former commercial real estate arm of Coldwell Banker. CB Commercial Real Estate is the largest vertically integrated full-service commercial real estate services company in the United States and provides a unique "one-stop" shopping advantage to its commercial clients. Another relatively new position is The Rouse Company (2.5 percent of total net assets), a well-managed real estate investment trust focused primarily on the shopping mall and office building markets. We believe limited supply and growing demand are beginning to boost rents, which should lead to strong cash flow growth for our office building real estate holdings.

   We also purchased Xomed Surgical Products Inc. (2.0 percent of total net assets), a leading manufacturer of surgical instruments used for less-invasive surgery of the ears, nose and throat. While less-invasive procedures for other areas of the body have had spectacular success to date, we believe such procedures currently are underused in the ears, nose and throat market and, therefore, present an excellent opportunity for growth.

   In addition, we recently established a position in Sola International, Inc. (2.0 percent of total net assets), which focuses on manufacturing eyeglass lenses. We think this company stands to benefit from continued strong demand


                      SteinRoe Variable Investment Trust
             Capital Appreciation Fund, S&P 500 and Russell 2000

Performance of a hypothetical $10,000 investment January 1, 1989, to December 31, 1996

               Capital        S&P 500        Russell 2000
            Appreciation      Index          Index


1/89           10000          10000          10000
12/89          13084          13163          11626
12/90          11918          12754           9361
12/91          16357          16631          13672
12/92          18725          17896          16189
12/93          25406          19697          19245
12/94          25708          19955          18894
12/95          28729          27444          24270
12/96          36469          33756          28274


Average Annual Total Return at December 31, 1996

1-Year         5-Year         Inception

26.9%           17.4%          17.6%


for specialty lenses among the aging population domestically, as well as from rising incomes abroad. Finally, our continued interest in outsourcing led us to invest in MetroNetworks Inc. (2.3 percent of total net assets), the largest provider of customized traffic and news reports for radio and television stations.

   Going forward, we believe the earnings outlook for the companies in the portfolio seems considerably better than for the market as a whole, while the portfolio's price to earnings ratio is just a modest premium to that of the market. This leads us to believe that well-selected small company stocks are still relatively inexpensive. As such, we continue to believe the Fund's prospects are bright.

E. Bruce Dunn, Richard B. Peterson, Portfolio Managers

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. Portfolio holdings are as of December 31, 1996, and are subject to change. Total return performance includes changes in share price and reinvestment of income and capital gains distributions. The Russell 2000 and the S&P 500 are unmanaged groups of stocks that differ from the composition of Capital Appreciation Fund; they are not available for direct investment. According to Lipper Analytical Services, Inc., an independent monitor of mutual fund performance, the median returns for the Fund's variable annuity capital appreciation fund peer group for the one-year, five-year and since inception periods ended December 31, 1996, were 16.34 PERCENT, 13.78 PERCENT and 16.06 PERCENT, respectively. Because benchmark returns are calculated on a monthly basis, those marked "since inception" are from the month-end date that fell closest to the Fund's inception date. The Fund's Adviser currently limits expenses to 0.80 percent of average net assets. Absent past limits, total return would have been less. Performance numbers reflect all Fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance information included the effect of these additional amounts, it would be lower.

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PORTFOLIO MANAGER'S DISCUSSION
SteinRoe Variable Investment Trust Managed Growth Stock Fund
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DEAR CONTRACT OWNER:

For the one-year period ended December 31, 1996, Managed Growth Stock Fund posted a return of 21.3 percent, which outpaced the 19.8 percent return of its Lipper VA growth fund peer group, but narrowly underperformed the 23.0 percent return of the S&P 500.

   There were two primary reasons for the Fund's strong performance. First, despite a marked increase in volatility, growth stocks in general performed well this year. This was due in large part to a favorable environment in which low interest rates, mild inflation and a slow but steadily improving economy worked together to provide a perfect backdrop for the kind of large-cap, high-quality growth stocks in which we invest. Additionally, many of the Fund's specific holdings performed well. Standouts included Microsoft Corp., Intel Corporation, The Coca-Cola Company, The Gillette Company and The Procter & Gamble Company (3.1 percent, 4.0 percent, 3.3 percent, 3.6 percent and 3.0 percent of total net assets, respectively).

   Although we outperformed our Lipper peer group, our performance relative to the S&P was somewhat dampened by our underexposure to the energy sector, which, due to increased drilling activity and a rapid rise in oil prices, did exceedingly well this year. Although we own two oil and gas drillers, Schlumberger Ltd. and Renaissance Energy Ltd. (2.5 percent and 2.1 percent of total net assets), we chose to underweight this sector because energy companies, in general, usually do not fit our long-term growth parameters.

   Going forward, we plan to focus on many of the same investment themes. For instance, we tend to favor technology and consumer-related companies that we think can prove themselves to be fierce competitors in the global marketplace. We also plan to focus on financial services companies, particularly those which offer products and services that can help baby boomers prepare for a financially secure retirement.

   We remain somewhat cautious near term, since we think the market's increased volatility has left some investors skittish. Still, we're certainly not bearish. There are several reasons for this. First, earnings are still coming in strong, with positive reports beating negative surprises by about two to one. Furthermore, the economy is still solid -- wages are moving up and employment growth is strong, yet inflation remains modest. Finally, as more baby boomers start to save for retirement, we think it should help provide a steady flow of capital into the stock market for years to come. Given this environment, we are encouraged about the prospects for the stock market, in general -- and growth stocks in particular.

                                          Erik P. Gustafson, Portfolio Manager

PAST  PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.  SHARE PRICE AND
INVESTMENT RETURN WILL VARY AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. Portfolio holdings are as of December 31, 1996, and are subject to change. Total return performance includes changes in share price and reinvestment of income and capital gains distributions. The S&P 500 is an unmanaged group of stocks that differs from the composition of Managed
Growth Stock Fund; it is not available for direct investment. Lipper Analytical Services, Inc., is an independent monitor of mutual fund performance. For the one-year, five-year and since inception periods ended December 31, 1996, the median average annual returns for the Fund's variable annuity growth fund peer group were 20.19 PERCENT, 13.21 PERCENT and 15.75 PERCENT, respectively. Because benchmark returns are calculated on a monthly basis, those marked "since inception" are from the month-end date that fell closest to the Fund's inception date. Performance numbers reflect all Fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance information included the effect of these additional amounts, it would be lower.


                      SteinRoe Variable Investment Trust
                    Managed Growth Stock Fund and S&P 500

Performance of a hypothetical $10,000 investment January 1, 1989, to December 31, 1996


               Managed Growth   S&P 500
               Stock Fund       Index


1/89              10000         10000
12/89             13130         13163
12/90             12913         12754
12/91             19115         16631
12/92             20382         17896
12/93             21395         19697
12/94             20036         19955
12/95             27596         27444
12/96             33468         33756


Average Annual Total Return at December 31, 1996

1-Year    5-Year    Inception

21.3%      11.9%      16.3%

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PORTFOLIO MANAGER'S DISCUSSION
SteinRoe Variable Investment Trust Managed Assets Fund
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DEAR CONTRACT OWNER:

For the one-year period ended December 31, 1996, Managed Assets Fund posted a
15.6 percent return, which outpaced the 13.9 percent median return of its Lipper VA Flexible Portfolio Fund peer group, but underperformed the 23.0 percent return of the S&P 500. The Fund, as a flexible portfolio fund, is composed of both stocks and bonds. Consequently, it tends to underperform the S&P 500 when the stock market has solid gains. The Fund's objective is not to outperform the S&P, however. Instead, its goal is to pursue high total investment return through a changing mix of securities. We think our efforts to refocus the portfolio have helped us achieve that goal this year.

   The equity portion of the portfolio performed well this year, aided by the strong performance of our technology, financial services and REIT holdings. Our oil producer stocks also fared well as oil prices surged. Likewise, our decision to underweight certain areas that did not perform well -- in particular, both electric and telephone utility stocks -- worked to our advantage, particularly since our peer group tends to be overweighted in these areas. In general, our non-U.S. holdings also performed well this year, although a stronger dollar and concern about how U.S. monetary policy might affect certain markets dampened their performance somewhat. Nonetheless, we think an improving world climate -- in which the economies of many countries are beginning to gain momentum, interest rates are generally falling and corporate profits are strengthening -- bodes well for many of our non-U.S. holdings.

   On the flip side, the fixed income portion of the portfolio didn't fare as well. With the exception of the high yield and emerging market sectors, bonds in general performed poorly this year. This was due in large part to the release of stronger-than-expected economic reports which, in turn, caused long-term interest rates to drift higher. Most of the interest rate rise took place in the first half of 1996, however, and by year end the fixed income market had improved modestly, which helped the Fund's performance in the second half of the year.

   Throughout the year, we continued to make adjustments to the Fund's portfolio. In doing so, we eliminated several holdings that no longer met our expectations, including Xerox and Tenneco. Recent additions to the portfolio included Motorola Inc., which we think has favorable long-term prospects; United Meridian Corporation, which we think could benefit from higher crude oil prices; and Controladora Comercial Mexicana SA, a Mexican retailer that we think should profit from better retail sales as wages increase in Mexico (1.0 percent, 0.4 percent and 0.4 percent of total net assets, respectively).

   As 1997 unfolds, we think economic growth will slow and inflation will remain moderate. This combination of slower economic growth and modest inflation should produce the fuel on which fixed income investments move -- lower interest rates. Although lower interest rates should also help equities, we think a less robust economy could hurt corporate earnings somewhat. That's because many companies already have expanded their profit margins as much as possible through productivity gains and, despite increasing labor costs, may be reluctant to raise prices in the face of increased global competition. Consequently, we think fixed income investments have the potential to


SteinRoe Variable Investment Trust
Managed Assets fund and S&P 500

Performance of a hypothetical $10,000 investment January 1, 1989, to December 31, 1996


               Managed Assets    S&P 500
               Fund              Index


1/89           10000             10000
12/89          12238             13163
12/90          12154             12754
12/91          15549             16631
12/92          16720             17896
12/93          18273             19697
12/94          17690             19955
12/95          22189             27444
12/96          25657             33756

Average Annual Total Return at December 31, 1996

1-Year    5-Year    Inception

15.6%     10.5%     12.5%


outperform U.S. equities for the first time since 1993. As a result, we intend to keep a healthy weighting of fixed income securities and extend maturities over the coming months.

                                       Harvey B. Hirschhorn, Portfolio Manager

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. Portfolio holdings are as of December 31, 1996, and are subject to change. Total return performance includes changes in share price and reinvestment of income and capital gains distributions. The S&P 500 is an unmanaged group of stocks that differs from the composition of Managed Assets Fund; it is not available for direct investment. Lipper Analytical Services, Inc., is an independent monitor of mutual fund performance. For the one-year, five-year and since inception periods ended December 31, 1996, the median average annual returns for the Fund's variable annuity flexible portfolio fund peer group were 14.20 PERCENT, 10.76 PERCENT and 12.61 PERCENT, respectively. Because benchmark returns are calculated on a monthly basis, those marked "since inception" are from the month-end date that fell closest to the Fund's inception date. Performance numbers reflect all Fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance information included the effect of these additional amounts, it would be lower.

Foreign investments involve market, currency and other risks not generally associated with U.S. investments.

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PORTFOLIO MANAGER'S DISCUSSION
SteinRoe Variable Investment Trust Mortgage Securities Income Fund
------------------------------------------------------------------------------

DEAR CONTRACT OWNER:

For the one-year period ended December 31, 1996, Mortgage Securities Income Fund's 4.7 percent total return surpassed the 4.2 percent median return posted by its Lipper U.S. Mortgage Fund peer group, but trailed the 5.4 percent total return of the Lehman Mortgage-Backed Securities Index. The Lehman Index posted better performance than the Fund principally because it is composed entirely of mortgage-backed securities, while the Fund has the latitude to invest in other fixed income securities.

   As the year began, inflationary threats, stronger-than-expected economic activity and rising interest rates cast a bearish shadow over the bond market. The one bright spot, however, was in mortgage-backed securities. These investments performed well when, early in the year, rising interest rates led to a dramatic slowdown in refinancing activity. The heavy weighting in mortgage-backed securities that we maintained throughout the first half of the year boosted the Fund's performance. As the prepayment risks associated with refinancing activity dissipated, our holdings of mortgages with slight premium coupons soundly outperformed U.S. Treasuries.

   Entering the second half of the year we anticipated a stable-to-declining interest rate environment. As a result, we lengthened the Fund's duration and began to pare back on our mortgage-backed securities holdings. While mortgages continued to perform well, we reduced our weighting from 93.4 percent of the Fund's total net assets on June 30, to 85.2 percent on December 31. We eliminated a few premium coupon mortgages because we believed these issues faced the most prepayment exposure if rates fell. This move was well-timed as lower interest rates in the fourth quarter led to an increase in refinancing activity.

   While the economy continues to send mixed signals, we believe growth eventually will moderate, leading to a modest decline in interest rates. Under this scenario, we believe certain mortgage-backed sectors will outperform Treasuries in the months ahead. We plan to add discount coupon mortgage-backed securities to the portfolio, as well as commercial mortgage-backed securities. We believe these issues can offer good prepayment protection in a declining interest rate environment. If rates begin to rise, however, we will seek opportunities to purchase slight premium mortgage-backed securities at attractive yields.

                                         Michael T. Kennedy, Portfolio Manager

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. Portfolio holdings are as of December 31, 1996, and are subject to change. Total return performance includes changes in share price and reinvestment of income and capital gains distributions. The Fund is neither insured nor guaranteed by the U.S. government. Up to 20 percent of the Fund's assets may be invested in other types of securities. The Lehman Mortgage-Backed Securities Index represents an unmanaged group of government securities that differs from the composition of Mortgage Securities Income Fund; it is not available for direct investment. According to Lipper Analytical Services, Inc., an independent monitor of mutual fund performance, the median returns for the variable annuity U.S. mortgage fund peer group for the one-year, five-year and since inception periods ended December 31, 1996, were 4.20 PERCENT, 6.38 PERCENT and 9.15 PERCENT, respectively. Because benchmark returns are calculated on a monthly basis, those marked "since inception" are from the month-end date that fell closest to the Fund's inception date. The Fund's Adviser currently limits expenses to 0.70 percent of average net assets. Absent past limits, total return would have been less. Performance numbers reflect all Fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance information included the effect of these additional amounts, it would be lower.


SteinRoe Variable Investment Trust
Mortgage Securities Income Fund and Lehman Mortgage-Backed securities Index

Performance of a hypothetical $10,000 investment January 1, 1989, to December 31, 1996

                Mortgage          Lehman Mortgage-
                Securities        Backed securities
                Income Fund       Index


1/89              10000              10000
12/89             11284              11535
12/90             12311              12772
12/91             14094              14779
12/92             14933              15808
12/93             15868              16889
12/94             15619              16617
12/95             18077              19409
12/96             18924              20447


Average Annual Total return at december 31, 1996

1-Year    5-Year    Inception

4.7%       6.1%       8.3%


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PORTFOLIO MANAGER'S DISCUSSION
SteinRoe Variable Investment Trust Cash Income Fund
------------------------------------------------------------------------------

DEAR CONTRACT OWNER:

For the one-year period ended December 31, 1996, Cash Income Fund's total return of 5.01 percent slightly exceeded the 5.00 percent median return of its Lipper variable annuity money market fund peer group.

   It was a year of uncertainty regarding the strength of the economy and what the Federal Reserve's next move with interest rates might be. In January 1996, the Federal Reserve made the last of three one-quarter point interest rate reductions designed to bring the economy to a "soft landing." Since then, conflicting economic reports left investors guessing -- sometimes incorrectly -- at what the Federal Reserve would do next. Most notable was a March employment report showing that the economy had added an astonishing 705,000 jobs in February. This led investors to believe that the Federal Reserve would subsequently raise interest rates to rein in growth.

   The release of stronger-than-expected economic reports during the summer and into the third quarter convinced many investors that the Federal Reserve's next interest rate move would be a tightening. As a result, about a half-point increase was factored into market yields just before the Federal Reserve's September meeting. The Federal Reserve, however, chose to leave rates unchanged. Upon hearing that news, investors quickly discounted the increase that previously had been priced into yields, and since then yields have traded in a narrow range. Given continued mixed economic data, the Federal Reserve maintained a "wait-and-see" attitude at its last two meetings of 1996.

   In the face of interest rate uncertainty, we maintained a relatively neutral position throughout the year. This is evidenced by the modest change in the Fund's seven-day yield which moved from 5.33 percent on December 31, 1995, to 5.13 percent on December 31, 1996.

   The Fund's performance benefited in the first half of 1996 when commercial paper backed by Japanese banks carried yield advantages further into the new year than usual. As a result, we maintained a position in these securities throughout the first half of the year. We also held a higher weighting of Yankee certificates of deposits through mid-year, as some of these offered attractive yield spreads as well.

   As the year drew to a close, we made several strategic portfolio adjustments designed to enhance the Fund's yield. We've found that securities dealers typically offer higher yields on short-term instruments at year end in order to reduce the amount of inventory they carry into the new year. We shortened maturity accordingly to take advantage of this trend. We also shifted assets among foreign sectors. We've found that direct obligations of foreign banks -- certificates of deposit and banker's acceptances -- tend to offer higher yields than letters of credit commercial paper at year end. Finally, we purchased a federal agency note at an attractive rate.

   Looking ahead, we believe the Federal Reserve will hold steady on interest rates until the economy reveals its true direction. As year-end pressures subside, we think rates will drift lower, then remain in a narrow band until investors begin to factor in the Federal Reserve's next rate move. We plan to purchase longer issues when they offer attractive yields, but will not lengthen maturity greatly.

                                           Jane M. Naeseth, Portfolio Manager

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. Portfolio holdings are as of December 31, 1996, and are subject to change. Total return performance includes changes in share price and reinvestment of income and capital gains distributions. Lipper Analytical Services, Inc., is an independent monitor of mutual fund performance. For the one-year, five-year and since inception periods ended December 31, 1996, the median average total returns for the Fund's variable annuity money market fund peer group were 5.00 PERCENT, 4.07 PERCENT and 5.32 PERCENT, respectively. An investment in the Fund is neither insured nor guaranteed by the U.S. government, and there is no assurance that the Fund will be able to maintain its stable net asset value of $1 per share. Performance numbers reflect all Fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance information included the effect of these additional amounts, it would be lower.

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INDEPENDENT AUDITORS' REPORT
------------------------------------------------------------------------------

The Board of Trustees and Shareholders
of SteinRoe Variable Investment Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments of Capital Appreciation Fund, Managed Growth Stock Fund, Managed Assets Fund, Mortgage Securities Income Fund and Cash Income Fund, all constituent funds of SteinRoe Variable Investment Trust, as of December 31, 1996, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of SteinRoe Variable Investment Trust as of December 31, 1996, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                                         KPMG Peat Marwick LLP

Chicago, Illinois
February 14, 1997


-------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
SteinRoe Variable Investment Trust Capital Appreciation Fund / December 31, 1996
-------------------------------------------------------------------------------

                                                          MARKET
                                            SHARES        VALUE
                                         ---------    -----------


COMMON STOCKS--(91.0%)
AUTO PARTS--(3.7%)
Quanex Corporation                         141,000    $ 3,859,875
Superior Industries International, Inc.    150,000      3,468,750
                                                      -----------
                                                        7,328,625
                                                      -----------
BANKS/SAVINGS AND LOANS--(1.9%)
Grupo Financiero Inbursa                   670,000      2,289,507
Rancho Santa Fe National Bank (a)          111,900        867,225
Southtrust Corporation                      17,000        592,875
                                                      -----------
                                                        3,749,607
                                                      -----------
BROADCASTING--(9.1%)
Central European Media Enterprises (a)     214,900      6,823,075
Grupo Radio Centro ADS (a)                 331,000      2,275,625
MetroNetworks, Inc. (a)                    180,700      4,562,675
United Video Satellite Group, Inc. (a)     120,000      2,100,000
Valuevision International, Inc. (a)        388,000      2,085,500
                                                      -----------
                                                       17,846,875
                                                      -----------
BUSINESS SERVICES--(11.6%)
Alternative Resources Corporation (a)      100,000      1,737,500
Fiserv Inc. (a)                            109,000      4,005,750
G & K Services Cl. A                       251,000      9,475,250
National Processing, Inc. (a)              191,000      3,056,000
Unitog Company                             120,500      3,283,625
USCS International, Inc. (a)                68,800      1,161,000
                                                      -----------
                                                       22,719,125
                                                      -----------
CHEMICALS--(1.0%)
CFC International, Inc. (a)                180,000      2,025,000
                                                      -----------


COMPUTER HARDWARE AND SOFTWARE--(3.8%)
Dr. Solomon's Group Plc ADR (a)            107,200      1,835,800
Microware Systems Corporation (a)           85,600      1,219,800
Storm Technology, Inc. (a)                 194,700        924,825
Zebra Technologies Corporation (a)         145,000      3,389,375
                                                      -----------
                                                        7,369,800
                                                      -----------
CONSUMER RELATED--(2.0%)
Sola International, Inc. (a)               105,000      3,990,000
                                                      -----------

EDUCATION--(1.0%)
Firearms Training Systems, Inc. (a)        170,800      2,006,900
                                                      -----------

ELECTRONICS--(5.2%)

AVX Corp.                                  217,400     4,674,100
Ballantyne of Omaha, Inc. (a)              140,000     2,782,500
Kent Electronics Corporation (a)           106,000     2,729,500
                                                     -----------
                                                      10,186,100
                                                     -----------



                                                          MARKET
                                           SHARES          VALUE
                                         ---------      ----------


INSURANCE--(10.5%)
Meadowbrook Insurance Group, Inc.          264,200    $ 5,548,200
Mutual Risk Management Ltd.                126,666      4,686,642
National Mutual of Asia                  2,093,000      1,988,849
Protective Life Corporation                 70,000      2,791,250
20th Century Industries, Inc.              328,000      5,535,000
                                                      -----------
                                                       20,549,941
                                                      -----------
MEDICAL DRUGS--(1.1%)
Ligand Pharmaceuticals, Inc. (a)           140,000      2,082,500
                                                      -----------


MEDICAL EQUIPMENT--(4.5%)
InControl, Inc. (a)                        190,500      1,524,000
Urologix, Inc. (a)                         119,900      1,948,375
Uroquest Medical Corporation (a)           205,000      1,383,750
Xomed Surgical Products Inc. (a)           195,400      3,908,000
                                                      -----------
                                                        8,764,125
                                                      -----------
METALS MANUFACTURING/DISTRIBUTION--(1.6%)
Wolverine Tube, Inc. (a)                    89,000      3,137,250
                                                      -----------


PUBLISHING--(1.8%)
Hollinger International, Inc.              305,000      3,507,500
                                                      -----------


OIL/GAS--(13.5%)
Barrett Resources Corp. (a)                149,000      6,351,125
Cross Timbers Oil Company                   89,000      2,236,125
Devon Energy Corporation                   140,000      4,865,000
Diamond Offshore Drilling, Inc. (a)         65,000      3,705,000
Renaissance Energy Ltd. (a)                124,400      4,234,093
United Meridian Corporation (a)             99,000      5,123,250
                                                      -----------
                                                       26,514,593
                                                      -----------
REAL ESTATE DEVELOPMENT/MANAGEMENT--(4.5%)
CB Commercial Real Estate Services
   Group, Inc. (a)                         198,200      3,964,000
The Rouse Company                          150,000      4,762,500
                                                      -----------
                                                        8,726,500
                                                      -----------
RETAIL--(3.4%)
Garden Botanika, Inc. (a)                  236,700      2,840,400
Sunglass Hut International, Inc. (a)       252,000      1,827,000
Video Update, Inc. (a)                     517,000      2,035,688
                                                      -----------
                                                        6,703,088
                                                      -----------
SPECIALTY CHEMICALS--(3.3%)
OM Group, Inc.                             241,250      6,513,750
                                                      -----------



SCHEDULE OF INVESTMENTS                                  MARKET
(CONTINUED)                                SHARES         VALUE
                                         ---------     -----------


COMMON STOCKS (CONTINUED)
TELECOMMUNICATIONS--(1.9%)
Western Wireless Corporation (a)           270,200$      3,749,025
                                                      ------------


WHOLESALE DISTRIBUTION--(5.6%)
AmeriSource Distribution

   Corporation (a)                         223,700     10,793,525
Thompson PBE, Inc. (a)                      35,000        218,750
                                                     ------------
                                                       11,012,275
                                                     ------------
  TOTAL COMMON STOCKS (Cost $162,200,731)             178,482,579
                                                     ------------



                                                           MARKET
                                             PAR            VALUE
                                         ---------    -----------


SHORT-TERM INVESTMENTS--(8.6%)
Countrywide Home Loans
   Mortgage Corp. 6.050% 1/06/97        $5,000,000    $ 4,995,799
Goldman Sachs Group Ltd.
   8.250% 1/02/97                        9,895,000      9,892,732
Lockheed Martin Corp. 7.250% 1/02/97     2,000,000      1,999,597
                                                     ------------
  TOTAL SHORT-TERM INVESTMENTS
    (Cost $16,888,128)                                 16,888,128
                                                     ------------
  TOTAL INVESTMENTS--(99.6%)
    (Cost $179,088,859) (b)                           195,370,707

OTHER ASSETS, LESS LIABILITIES--(0.4%)                    848,312
                                                     ------------
NET ASSETS (100%)                                    $196,219,019
                                                     ============

(a) Non-income producing security.
(b) The cost of investments for federal income tax purposes is identical. Gross unrealized appreciation and depreciation on investments at December 31, 1996 is as follows:

         Gross unrealized appreciation:        $31,331,843
         Gross unrealized depreciation:        (15,049,995)
                                               -----------
                                               $16,281,848
                                               ===========


See Notes to Financial Statements


-----------------------------------------------------------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
SteinRoe Variable Investment Trust Capital Appreciation Fund / December 31, 1996
-----------------------------------------------------------------------------------------------------------------------------------


ASSETS:

Investments, at market value (identified cost $179,088,859)..................................................... $195,370,707
Cash ...........................................................................................................       53,364

Receivable for investments sold.................................................................................    2,645,785
Receivable for fund shares sold.................................................................................       56,245
Dividends and interest receivable...............................................................................      126,870
Other assets....................................................................................................       14,955
                                                                                                                -------------
     TOTAL ASSETS...............................................................................................  198,267,926
                                                                                                                -------------
LIABILITIES:

Payable for investments purchased...............................................................................      111,250
Payable for fund shares repurchased.............................................................................    1,793,905
Payable to adviser..............................................................................................       98,966
Accrued expenses payable........................................................................................       44,786
                                                                                                                 ------------
     TOTAL LIABILITIES..........................................................................................    2,048,907
                                                                                                                 ------------
NET ASSETS...................................................................................................... $196,219,019
                                                                                                                 ============
NET ASSETS REPRESENTED BY:

   Paid-in capital.............................................................................................. $142,777,288
   Accumulated undistributed net investment income..............................................................      263,066
   Accumulated undistributed net realized gains on investments and foreign currency transactions................   36,896,871
   Net unrealized appreciation on investments and foreign currencies............................................   16,281,794
                                                                                                                 ------------
TOTAL NET ASSETS APPLICABLE TO OUTSTANDING SHARES OF BENEFICIAL INTEREST........................................ $196,219,019
                                                                                                                 ============
SHARES OF BENEFICIAL INTEREST OUTSTANDING.......................................................................    9,463,629
                                                                                                                 ============
NET ASSET VALUE PER SHARE.......................................................................................       $20.73
                                                                                                                     ========


-----------------------------------------------------------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
Year Ended December 31, 1996
-----------------------------------------------------------------------------------------------------------------------------------


INVESTMENT INCOME:
   Interest income.............................................................................................. $   805,168
   Dividends (net of foreign taxes withheld)....................................................................     796,609
                                                                                                                 -----------
     Total investment income....................................................................................   1,601,777
                                                                                                                 -----------
EXPENSES:
   Management fee...............................................................................................     850,612
   Administrative fee...........................................................................................     255,184
   Custodian fee................................................................................................      46,972
   Accounting fee...............................................................................................      28,258
   Printing expense.............................................................................................      19,905
   Audit and legal fees.........................................................................................      18,956
   Trustees' expense............................................................................................      11,532
   Transfer agent fee...........................................................................................       7,500
   Miscellaneous expense........................................................................................      22,076
                                                                                                                 -----------
     Total expenses.............................................................................................   1,260,995
                                                                                                                 -----------
Net investment income...........................................................................................     340,782

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
   Net realized gains on investments............................................................................  37,125,858
   Net realized losses on foreign currency transactions.........................................................      (19,291)
   Change in unrealized appreciation or depreciation on investments.............................................    1,982,076
                                                                                                                -------------
Net increase in net assets resulting from operations............................................................ $ 39,429,425
                                                                                                                 ============

See Notes to Financial Statements


-----------------------------------------------------------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
SteinRoe Variable Investment Trust Capital Appreciation Fund
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                      YEARS ENDED DECEMBER 31,
                                                                                                          1996         1995
                                                                                                     ------------ -------------


OPERATIONS:
   Net investment income                                                                            $    340,782   $    367,197
   Net realized gains on investments                                                                  37,125,858      1,051,804
   Net realized losses on foreign currency transactions                                                  (19,291)       (20,399)
   Change in unrealized appreciation or depreciation on investments                                    1,982,076     13,894,884
                                                                                                      ------------ ------------
Net increase in net assets resulting from operations                                                  39,429,425    15,293,486
                                                                                                      ------------ ------------
DISTRIBUTIONS DECLARED FROM:
   Net investment income                                                                                      --      (346,798)
   Distributions in excess of net investment income                                                           --       (28,200)
   Net realized gains on investments                                                                          --      (849,985)
                                                                                                      ------------ ------------
   Total distributions                                                                                        --    (1,224,983)
                                                                                                      ------------ ------------
FUND SHARE TRANSACTIONS:
   Proceeds from fund shares sold                                                                     59,130,137     43,757,834
   Cost of fund shares repurchased                                                                   (45,588,672)   (49,881,536)
   Distributions reinvested                                                                                   --      1,224,983
                                                                                                      ------------ ------------
Net increase (decrease) in net assets resulting from fund share transactions                          13,541,465     (4,898,719)
                                                                                                      ------------ ------------
Total increase in net assets                                                                          52,970,890      9,169,784

NET ASSETS:
   Beginning of year                                                                                 143,248,129    134,078,345
                                                                                                     ------------  ------------
   End of year                                                                                      $196,219,019   $143,248,129
                                                                                                     ============  ============
Accumulated undistributed (overdistributed) net investment income
   included in ending net assets                                                                    $    263,066   $    (77,716)
                                                                                                     ============  ============
ANALYSIS OF CHANGES IN SHARES OF BENEFICIAL INTEREST:
   Shares sold                                                                                         3,135,974      2,916,477
   Shares repurchased                                                                                 (2,445,679)    (3,317,111)
   Distributions reinvested                                                                                   --         75,757
                                                                                                     ------------  ------------
Net increase (decrease)                                                                                  690,295      (324,877)
                                                                                                      ============ ============

See Notes to Financial Statements


-----------------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
SteinRoe Variable Investment Trust Capital Appreciation Fund
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                       YEARS ENDED DECEMBER 31,
                                                                  -----------------------------------------------------------------
                                                                      1996          1995          1994         1993          1992
                                                                   ---------     ---------      --------     --------      --------


PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                 $  16.33     $  14.74       $  16.53       $ 15.34      $ 15.32
                                                                   ---------     ---------      --------     --------      --------
Net investment income                                                  0.04         0.04           0.06          0.03          --
Net realized and unrealized gains
   on investments and foreign currency transactions                    4.36         1.69           0.09          5.22         2.17
                                                                   ---------     ---------      --------     --------      --------
Total from investment operations                                       4.40         1.73           0.15          5.25         2.17
                                                                   ---------     ---------      --------     --------      --------
Less distributions:
   Dividends from and in excess of net investment income                 --        (0.04)         (0.07)        (0.02)          --
   Distributions from and in excess of net realized gains
     on investments                                                      --        (0.10)         (1.87)        (4.04)       (2.15)
                                                                   ---------     ---------     --------      --------      --------
Total distributions                                                      --        (0.14)         (1.94)        (4.06)       (2.15)
                                                                   ---------     ---------     --------      --------     --------
Net asset value, end of year                                        $  20.73    $  16.33       $  14.74       $ 16.53      $ 15.34
                                                                    ========      ========      =======       =======      =======
TOTAL RETURN:

Total investment return                                                26.94%     11.75%           1.19%(b)     35.68%(b)    14.48%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                   $196,219    $143,248       $134,078       $96,544      $52,135
Ratio of expenses to average net assets                                 0.75%       0.76%          0.80%(a)      0.84%(a)     1.01%
Ratio of net investment income to average net assets                    0.20%       0.26%          0.44%(b)      0.13%(b)    (0.01)%
Portfolio turnover ratio                                                 100%        132%           144%          112%          85%

Average commissions (per share)                                      $0.0251          --            --           --            --

(a) These ratios were not materially affected by the reimbursement of certain expenses by the Adviser and Administrator.
(b) Computed giving effect to the Investment Adviser's and the Administrator's expense limitation undertaking.

See Notes to Financial Statements


--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
SteinRoe Variable Investment Trust Managed Growth Stock Fund / December 31, 1996
--------------------------------------------------------------------------------

                                                     MARKET
                                           SHARES     VALUE
                                         ---------  -----------


COMMON STOCKS--(97.8%)
BANKS--(4.6%)
Citicorp                                    40,000 $ 4,120,000
MBNA Corp.                                  82,500   3,423,750
                                                    -----------
                                                     7,543,750
                                                    -----------
BUSINESS SERVICES--(2.3%)
First Data Corporation                     100,000   3,650,000
                                                    -----------

COMPUTERS AND COMPUTER SOFTWARE--(12.1%)
Cisco Systems, Inc. (a)                     40,000   2,545,000
Electronic Data Systems Corporation         60,000   2,595,000
Intel Corporation                           50,000   6,546,875
Microsoft Corp. (a)                         60,000   4,957,500
Parametric Technology (a)                   40,000   2,055,000
Sterling Commerce, Inc. (a)                 25,000     881,250
                                                    -----------
                                                    19,580,625
                                                    -----------
CONSTRUCTION--(1.7%)
Fluor Corporation                           45,000   2,823,750
                                                    -----------

CONSUMER RELATED--(9.0%)
CUC International, Inc. (a)                165,000   3,918,750
The Gillette Company                        75,000   5,831,250
The Proctor & Gamble Co.                    45,000   4,837,500
                                                    -----------
                                                     14,587,500
                                                    -----------
DRUGS--(6.6%)
Eli Lilly & Co.                             50,000   3,650,000
Merck & Co.                                 55,000   4,358,750
SmithKline Beecham Plc ADRs                 40,000   2,720,000
                                                    -----------
                                                    10,728,750
                                                    -----------
ELECTRICAL EQUIPMENT--(3.1%)
General Electric Company                    50,000   4,943,750
                                                    -----------

ENERGY--(4.6%)
Renaissance Energy Ltd. (a)                100,000   3,403,612
Schlumberger Ltd.                           40,000   3,995,000
                                                    -----------
                                                     7,398,612
                                                    -----------
FINANCIAL SERVICES--(3.2%)
Federal National Mortgage Association      140,000   5,215,000
                                                    -----------

FOOD/BEVERAGE/TOBACCO--(6.5%)
The Coca Cola Company                      100,000   5,262,500
Nabisco Holdings Corp.                      50,000   1,943,750
Phillip Morris Companies, Inc.              30,000   3,378,750
                                                    -----------
                                                    10,585,000
                                                    -----------



                                                       MARKET
                                           SHARES       VALUE
                                         ---------  -----------


HEALTH CARE--(4.1%)
Johnson & Johnson                           80,000 $ 3,980,000
United Healthcare Corp.                     60,000   2,700,000
                                                   ------------
                                                     6,680,000
                                                   ------------
HOTEL--(5.3%)
HFS, Inc. (a)                              100,000   5,975,000
Sun International Hotels Ltd. (a)           70,000   2,555,000
                                                   ------------
                                                     8,530,000
                                                   ------------
INSURANCE--(5.7%)

American International Group, Inc.          37,500   4,059,375
The Travelers, Inc.                        115,000   5,218,125
                                                   ------------
                                                     9,277,500
                                                   ------------
LEISURE & ENTERTAINMENT--(2.2%)
Disney (Walt) Co.                           50,000   3,481,250
                                                   ------------


MEDICAL SUPPLIES--(3.4%)
Baxter International Inc.                   50,000   2,050,000
Medtronic, Inc.                             50,000   3,400,000
                                                   ------------
                                                     5,450,000
                                                   ------------
RETAIL--(5.7%)
Corporate Express Inc. (a)                  75,000   2,207,813
The Home Depot, Inc.                        70,000   3,508,750
Kohl's Corp. (a)                            90,000   3,532,500
                                                   ------------
                                                     9,249,063
                                                   ------------
RESTAURANTS--(2.0%)
McDonald's Corporation                      70,000   3,167,500
                                                   ------------


RUBBER, PLASTIC & RELATED--(2.5%)
Illinois Tool Works Inc.                    50,000   3,993,750
                                                   ------------


TECHNOLOGY SERVICES--(4.4%)
Tellabs Inc. (a)                            90,000   3,386,250
Thermo Electron Corp. (a)                   90,000   3,712,500
                                                   ------------
                                                    7,098,750
                                                   ------------
TELECOMMUNICATIONS--(8.8%)
Airtouch Communications (a)                 85,000   2,146,250
LM Ericsson Telecommunications Co.
   ADRs Class B                            150,000   4,528,125
Lucent Technologies Inc.                    50,000   2,312,500
Motorola, Inc.                              40,000   2,455,000
WorldCom Inc. (a)                          110,000   2,866,875
                                                   ------------
                                                    14,308,750
                                                   ------------
  TOTAL COMMON STOCKS
       (Cost $99,032,926)                          158,293,300
                                                   ------------



SCHEDULE OF INVESTMENTS                               MARKET
(CONTINUED)                                 PAR        VALUE
                                        ----------  -----------
SHORT-TERM INVESTMENTS--(2.1%)
Goldman Sachs Group Ltd.
   8.250% 1/02/97
   (Cost $3,454,208)                   $3,455,000  $ 3,454,208
                                                   ------------
   TOTAL INVESTMENTS--(99.9%)
       (Cost $102,487,134) (b)                     161,747,508
OTHER ASSETS, LESS LIABILITIES--(0.1%)                 131,466
                                                   ------------
NET ASSETS (100%)                                 $161,878,974
                                                   ============

(a) Non-income producing security.
(b) The cost of investments for federal income tax purposes is $102,488,374. Gross unrealized appreciation and depreciation at December 31, 1996 is as follows:

         Gross unrealized appreciation:      $60,028,220
         Gross unrealized depreciation:         (769,086)
                                             -----------
         Net unrealized appreciation:        $59,259,134
                                             ===========

See Notes to Financial Statements.


-----------------------------------------------------------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
SteinRoe Variable Investment Trust Managed Growth Stock Fund / December 31, 1996
-----------------------------------------------------------------------------------------------------------------------------------


ASSETS:

Investments, at market value (identified cost $102,487,134)..................................................... $161,747,508
Cash ...........................................................................................................       52,169
Receivable for fund shares sold.................................................................................       15,936
Dividends receivable............................................................................................      176,359
Other assets....................................................................................................       11,532
                                                                                                                -------------
     TOTAL ASSETS...............................................................................................  162,003,504
                                                                                                                -------------
LIABILITIES:

Payable for fund shares repurchased.............................................................................        9,465
Management fee payable..........................................................................................       64,641
Administrative fee payable......................................................................................       19,409
Accrued expenses payable........................................................................................       29,957
Other liabilities...............................................................................................        1,058
                                                                                                                -------------
     TOTAL LIABILITIES..........................................................................................      124,530
                                                                                                                -------------
NET ASSETS...................................................................................................... $161,878,974
                                                                                                                 ============
NET ASSETS REPRESENTED BY:
   Paid-in capital.............................................................................................. $ 94,453,766
   Accumulated undistributed net investment income..............................................................      688,694
   Accumulated undistributed net realized gains on investments..................................................    7,475,788
   Net unrealized appreciation on investments and foreign currencies............................................   59,260,726
                                                                                                                -------------
TOTAL NET ASSETS APPLICABLE TO OUTSTANDING SHARES OF BENEFICIAL INTEREST........................................ $161,878,974
                                                                                                                 ============
SHARES OF BENEFICIAL INTEREST OUTSTANDING.......................................................................    5,658,471
                                                                                                                 ============
NET ASSET VALUE PER SHARE.......................................................................................       $28.61
                                                                                                                       ======


-----------------------------------------------------------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
Year Ended December 31, 1996
-----------------------------------------------------------------------------------------------------------------------------------


INVESTMENT INCOME:
   Dividends (net of foreign taxes withheld).................................................................... $  1,387,148
   Interest Income..............................................................................................      424,260
                                                                                                                -------------
     Total investment income....................................................................................    1,811,408
                                                                                                                -------------
EXPENSES:
   Management fee...............................................................................................      743,602
   Administrative fee...........................................................................................      223,081
   Accounting fee...............................................................................................       27,448
   Printing expense.............................................................................................       19,800
   Custodian fee................................................................................................       17,476
   Audit and legal fees.........................................................................................       16,843
   Trustees' expense............................................................................................       10,626
   Transfer agent fee...........................................................................................        7,500
   Miscellaneous expense........................................................................................       16,107
                                                                                                                -------------
     Total expenses.............................................................................................    1,082,483
                                                                                                                -------------
Net investment income...........................................................................................      728,925

REALIZED AND UNREALIZED GAINS ON INVESTMENTS:

   Net realized gains on investments............................................................................    7,580,172
   Change in unrealized appreciation or depreciation on investments.............................................   20,202,757
                                                                                                                -------------
Net increase in net assets resulting from operations............................................................ $ 28,511,854
                                                                                                                 ============

See Notes to Financial Statements.


-----------------------------------------------------------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
SteinRoe Variable Investment Trust Managed Growth Stock Fund
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                       YEARS ENDED DECEMBER 31,
                                                                                                         1996         1995
                                                                                                     ------------  -------------


OPERATIONS:
   Net investment income                                                                           $    728,925   $    848,442
   Net realized gains on investments                                                                  7,580,172      6,765,437
   Change in unrealized appreciation or depreciation on investments                                  20,202,757     29,815,844
                                                                                                     ------------   ------------
   Net increase in net assets resulting from operations                                              28,511,854     37,429,723
                                                                                                     ------------   ------------
DISTRIBUTIONS DECLARED FROM:
   Net investment income                                                                                     --      (799,977)
   Net realized gains on investments                                                                         --    (6,557,064)
   Distributions in excess of net realized gains on investments                                              --       (42,937)
                                                                                                     ------------  ------------
   Total distributions                                                                                       --    (7,399,978)
                                                                                                     ------------  ------------
FUND SHARE TRANSACTIONS:
   Proceeds from fund shares sold                                                                    22,263,141    23,896,709
   Cost of fund shares repurchased                                                                  (25,729,831)  (23,225,761)
   Distributions reinvested                                                                                 --      7,399,978
                                                                                                     ------------  ------------
Net increase (decrease) in net assets resulting from fund share transactions                         (3,466,690)    8,070,926
                                                                                                     ------------  ------------
Total increase in net assets                                                                         25,045,164    38,100,671

NET ASSETS:

   Beginning of year                                                                                136,833,810    98,733,139
                                                                                                    ------------  ------------
   End of year                                                                                     $161,878,974  $136,833,810
                                                                                                    ============  ============
Accumulated undistributed (overdistributed) net investment income
   included in ending net assets                                                                   $    688,694   $   (40,231)
                                                                                                   ============   ============
ANALYSIS OF CHANGES IN SHARES OF BENEFICIAL INTEREST:

   Shares sold                                                                                          854,357     1,121,091
   Shares repurchased                                                                                  (997,588)   (1,086,399)
   Distributions reinvested                                                                                 --        314,893
                                                                                                   ------------   ------------
Net increase (decrease)                                                                                (143,231)      349,585
                                                                                                   ============   ============

See Notes to Financial Statements.


-----------------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
SteinRoe Variable Investment Trust Managed Growth Stock Fund
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                       YEARS ENDED DECEMBER 31,
                                                                  ------------------------------------------------------------------
                                                                      1996          1995          1994         1993          1992
                                                                    ---------    ---------     --------      ---------     --------


PER SHARE OPERATING PERFORMANCE:

Net asset value, beginning of year...........................        $  23.59    $  18.11      $ 20.65      $  20.10      $ 19.47
                                                                    ---------    ---------     --------      ---------     --------
Net investment income                                                    0.13        0.15         0.15          0.13         0.11
Net realized and unrealized gains (losses)
   on investments............................................            4.89        6.68        (1.46)         0.86         1.18
                                                                    ---------    ---------     --------      ---------     --------
Total from investment operations.............................            5.02        6.83        (1.31)         0.99         1.29
                                                                    ---------    ---------     --------      ---------     --------
Less distributions:
   Dividends from and in excess of net investment income.....             --        (0.15)       (0.17)        (0.12)       (0.10)
   Distributions from and in excess of net realized gains
     on investments..........................................             --        (1.20)       (1.06)        (0.32)       (0.56)
                                                                    ---------    ---------     --------      ---------     --------
Total distributions..........................................             --        (1.35)       (1.23)        (0.44)      ( 0.66)
                                                                    ---------    ---------     --------      ---------     --------
Net asset value, end of year.................................          $28.61    $  23.59      $ 18.11      $  20.65      $ 20.10
                                                                     ========     ========     =======        ========      =======
TOTAL RETURN:

Total investment return......................................           21.28%      37.73%       (6.35)%        4.97%        6.63%

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (000's)............................        $161,879    $136,834      $98,733      $111,561      $64,402
Ratio of expenses to average net assets......................            0.73%       0.74%        0.77%         0.83%        0.97%

Ratio of net investment income to average net assets.........            0.49%       0.72%        0.75%         0.77%        0.63%
Portfolio turnover ratio.....................................              35%         41%          72%           77%          20%
Average commissions (per share)..............................         $0.0534          --           --            --           --

See Notes to Financial Statements.


-------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
SteinRoe Variable Investment Trust Managed Assets Fund / December 31, 1996
-------------------------------------------------------------------------------
                                                      MARKET
                                           SHARES      VALUE
                                         ---------  -----------


COMMON STOCKS--(54.1%)
BANKS--(5.6%)
BankAmerica Corporation                     31,000 $ 3,092,250
Bank of Boston Corp.                        40,000   2,570,000
Citicorp                                    30,000   3,090,000
NationsBank Corp.                           29,000   2,834,750
Royal Bank of Scotland Group Plc           290,000   2,789,320
Westpac Banking Corporation Ltd.           415,000   2,360,127
                                                    -----------
                                                    16,736,447
                                                    -----------
BUILDING AND CONSTRUCTION--(1.1%)
Fluor Corporation                           52,000   3,263,000
                                                    -----------

CHEMICALS--(1.0%)
Praxair, Inc.                               65,000   2,998,125
                                                    -----------

COMPUTERS--(0.8%)
International Business Machines             15,000   2,265,000
                                                    -----------

COMPUTER SOFTWARE AND SERVICES--(0.9%)
Electronic Data Systems Corporation         60,000   2,595,000
                                                    -----------

CONSUMER PRODUCTS--(0.8%)
First Brands Corp.                          80,000   2,270,000
                                                    -----------

DATA PRODUCTS & REPRODUCTION--(0.9%)
Canon, Inc.                                120,000   2,646,679
                                                    -----------


DRUGS/HEALTH CARE--(5.0%)
American Home Products Corp.                38,000   2,227,750
Elan Corporation Plc ADRs (a)               90,000   2,992,500
Eli Lilly & Company                         46,000   3,358,000
Novartis ADRs (a)                           55,000   3,139,697
SmithKline Beecham Plc ADRs                 50,000   3,400,000
                                                    -----------
                                                    15,117,947
                                                    -----------
ELECTRICAL EQUIPMENT--(3.3%)
Emerson Electric Co.                        31,000   2,999,250
General Electric Company                    31,000   3,065,125
Hubbell Inc., Class B                       86,000   3,719,500
                                                    -----------
                                                     9,783,875
                                                    -----------
ELECTRONICS--(3.1%)
Harris Corp.                                40,000   2,745,000
Intel Corporation                           27,000   3,535,313
Motorola, Inc.                              50,000   3,068,750
                                                    -----------
                                                     9,349,063
                                                    -----------



                                                       MARKET
                                           SHARES       VALUE
                                         ---------  -----------


ENVIRONMENTAL SERVICES--(1.0%)
WMX Technologies Inc.                       90,000 $ 2,936,250
                                                    -----------

FABRICATED METAL PRODUCTS--(0.9%)
Crown Cork & Seal, Inc.                     50,000   2,718,750
                                                    -----------

FERTILIZERS--(0.7%)
Potash Corp. of Saskatchewan Inc.           23,000   1,955,000
                                                    -----------

FINANCIAL SERVICES--(0.8%)
Federal National Mortgage Association       67,000   2,495,750
                                                    -----------

FOOD/BEVERAGE/TOBACCO--(2.6%)
PepsiCo, Inc.                               96,000   2,808,000
Philip Morris Companies, Inc.               25,000   2,815,625
Sara Lee Corporation                        60,000   2,235,000
                                                    -----------
                                                     7,858,625
                                                    -----------
HOLDING--(1.0%)
Swire Pacific Ltd. Class A                 300,000   2,860,412
                                                    -----------

HOUSEWARES--(1.0%)
Newell Co.                                  95,000   2,992,500
                                                    -----------

INSURANCE--(1.9%)
American States Financial Corporation      110,000   2,915,000
TIG Holdings Inc.                           83,000   2,811,625
                                                    -----------
                                                     5,726,625
                                                    -----------
MEDICAL SUPPLIES--(1.1%)
Allegiance Corporation                      13,600     375,700
Baxter International Inc.                   68,000   2,788,000
                                                    -----------
                                                     3,163,700
                                                    -----------

OIL/GAS--(5.6%)
Baker Hughes Inc.                           85,000   2,932,500
British Petroleum Company Plc ADRs          18,000   2,544,750
Enron Corp.                                 72,000   3,105,000
Mobil Corporation                           24,000   2,934,000
Schlumberger Ltd.                           25,000   2,496,875
Sonat, Inc.                                 32,000   1,648,000
United Meridian Corporation (a)             22,000   1,138,500
                                                    -----------
                                                    16,799,625
                                                    -----------


SCHEDULE OF INVESTMENTS                               MARKET
(CONTINUED)                                 SHARES     VALUE
                                           --------  ------------


COMMON STOCKS (CONTINUED)
PAPER & FOREST PRODUCTS--(0.8%)
Plum Creek Timber Company                   94,000 $ 2,444,000
                                                  -------------

PUBLISHING & BROADCASTING--(0.7%)
World Color Press, Inc. (a)                115,000   2,213,750
                                                  -------------

REAL ESTATE--(2.2%)
Avalon Properties, Inc.                     76,000   2,185,000
The Rouse Company                           70,587   2,241,137
Security Capital Industrial Trust          100,000   2,137,500
                                                  -------------
                                                     6,563,637
                                                  -------------
RETAIL--(3.6%)
Credit Saison Co. Ltd.                      97,000   2,164,470
Controladora Comercial Mexicana
   SA GDRs (a)                              66,400   1,186,900
Home Depot, Inc.                            55,000   2,756,875
Jusco Co.                                   80,000   2,708,710
Nine West Group, Inc. (a)                   45,000   2,086,875
                                                  -------------
                                                    10,903,830
                                                  -------------
TELECOMMUNICATIONS--(4.0%)
Airtouch Communications, Inc. (a)           95,000   2,398,750
Frontier Corp.                              90,000   2,036,250
LM Ericsson Telecommunications Co.
   ADRs Class B                            105,000   3,169,687
Lucent Technologies, Inc.                   40,000   1,850,000
Telefonica de Argentina S.A. ADRs          100,000   2,587,500
                                                  -------------
                                                    12,042,187
                                                  -------------
TRANSPORTATION--(1.0%)
Canadian National Railway                   75,000   2,850,000
                                                  -------------

UTILITIES--(1.9%)
Empresa Nacional De Electricidad
   ADRs                                     47,000   3,290,000
Enron Global Power & Pipelines              90,000   2,430,000
                                                  -------------
                                                     5,720,000
                                                  -------------
WATER TREATMENT SYSTEMS--(0.8%)
U.S. Filter Corporation (a)                 75,000   2,381,250
                                                  -------------
   TOTAL COMMON STOCKS (Cost $121,588,099)         161,651,027
                                                  -------------
MISCELLANEOUS--(0.8%)
World Equity Benchmark
   Shares-Japan (Cost $3,118,736)          190,000   2,481,875
                                                    -----------



                                                      MARKET
                                            PAR        VALUE
                                         --------  ------------


LONG-TERM OBLIGATIONS--(41.8%)
AIR TRANSPORTATION--(0.9%)
Federal Express Corporation 1994
   Pass-Through Certificates Series
   A310-A1 7.530% 9/23/06               $2,063,406 $ 2,096,111
United Airline Corporation Series
   1991-A-1 9.200% 3/22/08                 691,474     755,339
                                                    -----------
                                                     2,851,450
                                                     ----------
ASSET-BACKED SECURITIES--(1.7%)
ALPS Pass-Through Trust Series 1994-1
   Class C2 9.350% 9/15/04               1,989,855   2,039,462
American Mortgage Trust Series 1993-3
   Class 3B 8.190% 9/27/22               2,130,207   2,018,009
Greentree Home Improvement Loan
   Trust Series 1994-A Class A
   7.050% 3/15/14                        1,009,250   1,014,074
                                                     ----------
                                                     5,071,545
                                                     ----------
BANKS--(1.2%)
Den Danske Bank 6.550% 9/15/03           2,250,000   2,200,028
First Chicago NBD 6.125% 2/15/06         1,500,000   1,403,925
                                                     ----------
                                                     3,603,953
                                                     ----------
DRUGS/HEALTHCARE--(1.2%)
Nationwide Health Property Inc.
   Conv. Deb. 6.250% 1/01/99             3,400,000   3,565,750
                                                     ----------

FOREIGN GOVERNMENT REGIONAL BOND--(1.0%)
Corporacion Andina de Fomento
   6.625% 10/14/98 (c)                   2,900,000   2,904,727
                                                     ----------

FINANCIAL--(1.4%)
Associates Corporation of North America
   7.500% 4/15/02                        4,000,000   4,139,560
                                                     ----------

MORTGAGE-BACKED SECURITIES--(0.9%)
Lennar Central Partners Limited
   Partnership Series 1994-1 Class C
   8.120% 9/15/02 (c)                    2,500,000   2,504,175
MDC Mortgage Funding Corporation
   Series Q Class 5 8.850% 3/20/18         231,136     235,646
                                                     ----------
                                                     2,739,821
                                                     ----------
OIL/GAS--(1.5%)
Consolidated Natural Gas Conv. Deb.
   7.250% 12/15/15                       2,500,000   2,628,125
SFP Pipeline Holdings, Inc. Conv. Deb.
   11.160% 8/15/10                       1,400,000   1,736,000
                                                     ----------
                                                     4,364,125
                                                     ----------



SCHEDULE OF INVESTMENTS                               MARKET
(CONTINUED)                               SHARES       VALUE
                                         --------  ------------


LONG-TERM OBLIGATIONS (CONTINUED)
UTILITIES--(0.8%)
Niagara Mohawk Power Corp.
   8.000% 6/01/04                       $2,500,000 $ 2,401,275
                                                   ------------
U.S. GOVERNMENT AND AGENCY
OBLIGATIONS--(31.2%)
Federal Home Loan Mortgage
   Corporation
   6.500% 12/01/10 Gold                    972,512     956,981
   6.500% 5/01/11 Gold                     955,090     939,837
   6.500% 6/01/11 Gold                   5,839,363   5,733,554
   12.000% 7/01/20 Gold                  1,581,729   1,809,102
   6.500% 3/01/26 Gold                   3,954,551   3,786,087
   6.500% 6/01/26 Gold                   2,483,332   2,377,542
Federal National Mortgage Association
   8.000% 4/13/05                        1,500,000   1,527,795
Government National Mortgage
   Association
   7.125% 7/20/25 ARM                    1,337,824   1,368,233
   8.000% 3/15/26                        4,914,073   5,017,241
U.S. Treasury Bonds
   7.250% 5/15/16                        7,000,000   7,390,950
   7.875% 2/15/21                        4,500,000   5,084,325
   7.125% 2/15/23                        4,000,000   4,174,000
U.S. Treasury Notes
   6.375% 1/15/99                        7,500,000   7,572,525
   6.875% 8/31/99                        7,500,000   7,658,925
   7.875% 8/15/01                        3,000,000   3,198,900
   6.250% 2/15/03                        7,750,000   7,738,375
   5.750% 8/15/03                        6,000,000   5,814,300
   7.500% 2/15/05                        8,000,000   8,549,520
   6.500% 5/15/05                        3,500,000   3,521,455
   6.500% 8/15/05                        6,750,000   6,790,635
   6.500% 7/15/06                        2,250,000   2,337,322
                                                   ------------
                                                    93,347,604
                                                   ------------
   TOTAL LONG-TERM OBLIGATIONS
     (Cost $123,974,040)                           124,989,810
                                                   ------------


                                                      MARKET
                                            PAR        VALUE
                                         --------  ------------


SHORT-TERM INVESTMENTS--(2.3%)
Goldman Sachs Group 8.250% 1/02/97
     (Cost $6,998,396)                 $7,000,000  $ 6,998,396
                                                   ------------
   TOTAL INVESTMENTS (99.0%)
     (Cost $255,679,271) (b)                       296,121,108
OTHER ASSETS, LESS LIABILITIES--(1.0%)               3,063,112
                                                   ------------
NET ASSETS (100%)                                 $299,184,220
                                                   ============

(a) Non-income producing security.
(b) The cost of investments for federal income tax purposes is identical. Gross unrealized appreciation and depreciation at December 31, 1996 is as follows:

         Gross unrealized appreciation:                $43,150,108
         Gross unrealized depreciation:                (2,708,271)
                                                       ------------
         Net unrealized appreciation:                  $40,441,837
                                                       ============

(c) Private placement security. These securities generally are issued to institutional investors, such as the Fund who agree that they are purchasing the securities for investment and not with a view to public distribution. Any resale by the Fund must be in an exempt transaction, normally to other institutional investors.

See Notes to Financial Statements.


-----------------------------------------------------------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
SteinRoe Variable Investment Trust Managed Assets Fund / December 31, 1996
-----------------------------------------------------------------------------------------------------------------------------------


ASSETS:

Investments, at market value (identified cost $255,679,271).....................................................  $296,121,108
Cash ...........................................................................................................        94,613
Receivable for investments sold.................................................................................       763,962
Receivable for fund shares sold.................................................................................           642
Dividends and interest receivable...............................................................................     2,647,106
Other assets....................................................................................................        29,910
                                                                                                                  ------------
     TOTAL ASSETS...............................................................................................   299,657,341
                                                                                                                  ------------
LIABILITIES:

Payable for fund shares repurchased.............................................................................       256,027
Management fee payable..........................................................................................       107,387
Administrative fee payable......................................................................................        35,834
Accrued expenses payable........................................................................................        38,033
Other liabilities...............................................................................................        35,840
                                                                                                                  ------------
     TOTAL LIABILITIES..........................................................................................       473,121
                                                                                                                  ------------
NET ASSETS......................................................................................................  $299,184,220
                                                                                                                  ============
NET ASSETS REPRESENTED BY:
   Paid-in capital..............................................................................................  $223,300,752
   Accumulated undistributed net investment income..............................................................    10,358,564
   Accumulated undistributed net realized gains on investments..................................................    25,080,750
   Net unrealized appreciation on investments and foreign currencies............................................    40,444,154
                                                                                                                  ------------
TOTAL NET ASSETS APPLICABLE TO OUTSTANDING SHARES OF BENEFICIAL INTEREST........................................  $299,184,220
                                                                                                                  ============
SHARES OF BENEFICIAL INTEREST OUTSTANDING.......................................................................    18,379,437
                                                                                                                  ============
NET ASSET VALUE PER SHARE.......................................................................................        $16.28
                                                                                                                        ======

-----------------------------------------------------------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
Year Ended December 31, 1996
-----------------------------------------------------------------------------------------------------------------------------------


INVESTMENT INCOME:
   Interest income..............................................................................................$ 8,967,749
   Dividends (net of foreign taxes withheld)....................................................................  3,452,126
                                                                                                                -----------
     Total investment income.................................................................................... 12,419,875
                                                                                                                -----------
EXPENSES:
   Management fee............................................................................................... 1,293,967
   Administrative fee...........................................................................................   431,322
   Printing expense.............................................................................................    37,310
   Accounting fee...............................................................................................    30,900
   Custodian fee................................................................................................    27,814
   Audit and legal fees.........................................................................................    26,796
   Trustees' expense............................................................................................    17,301
   Transfer agent fee...........................................................................................     7,500
   Miscellaneous expense........................................................................................    34,560
                                                                                                               -----------
     Total expenses............................................................................................. 1,907,470
                                                                                                               -----------
Net investment income...........................................................................................10,512,405

REALIZED AND UNREALIZED GAINS ON INVESTMENTS:

   Net realized gains on investments and foreign currency....................................................... 25,179,094
   Change in unrealized appreciation or depreciation on investments.............................................  5,972,813
                                                                                                                -----------
Net increase in net assets resulting from operations............................................................$41,664,312
                                                                                                                ===========

See Notes to Financial statements.


-----------------------------------------------------------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
SteinRoe Variable Investment Trust Managed Assets Fund
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                       YEARS ENDED DECEMBER 31,
                                                                                                         1996          1995
                                                                                                     ------------  -------------


OPERATIONS:
   Net investment income                                                                             $ 10,512,405   $  8,566,666
   Net realized gains on investments and foreign currency                                              25,179,094        779,937
   Change in unrealized appreciation or depreciation on investments                                     5,972,813     28,886,194
                                                                                                     ------------   ------------
   Net increase in net assets resulting from operations                                                41,664,312     50,232,797
                                                                                                     ------------   ------------
DISTRIBUTIONS DECLARED FROM:
   Net investment income                                                                                      --      (8,589,529)
   Distributions in excess of net investment income                                                           --        (192,094)
   Net realized losses on investments                                                                         --     (12,796,378)
   Distributions in excess of net realized gains on investments                                               --        (135,229)
                                                                                                     ------------   ------------
   Total distributions                                                                                        --     (21,713,230)
                                                                                                     ------------   ------------
FUND SHARE TRANSACTIONS:
   Proceeds from fund shares sold                                                                      23,322,625     21,591,908
   Cost of fund shares repurchased                                                                    (42,816,350)   (40,012,684)
   Distributions reinvested                                                                                   --      21,713,230
   Strategic Managed Assets Fund Substitution                                                                 --      48,923,531
                                                                                                     ------------   ------------
Net increase (decrease) in net assets resulting from fund share transactions                          (19,493,725)    52,215,985
                                                                                                     ------------   ------------
Total increase in net assets                                                                           22,170,587     80,735,552

NET ASSETS:
   Beginning of year                                                                                  277,013,633    196,278,081
                                                                                                     ------------   ------------
   End of year                                                                                        299,184,220    277,013,633
                                                                                                     ============   ============
Accumulated undistributed (overdistributed) net investment income
   included in ending net assets                                                                     $ 10,358,564   $   (192,094)
                                                                                                     ============   ============
ANALYSIS OF CHANGES IN SHARES OF BENEFICIAL INTEREST:
   Shares sold                                                                                          1,550,496     1,590,395
   Shares repurchased                                                                                  (2,845,909)   (2,911,681)
   Distributions reinvested                                                                                    --     1,549,182

   Strategic Managed Assets Fund Substitution                                                                  --     3,333,520
                                                                                                     ------------  ------------
Net increase (decrease)                                                                               (1,295,413)     3,561,416
                                                                                                     ============  ============

See Notes to Financial Statements.


-----------------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
SteinRoe Variable Investment Trust Managed Assets Fund
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                       YEARS ENDED DECEMBER 31,
                                                                  ------------------------------------------------------------------
                                                                      1996          1995          1994         1993          1992
                                                                   ---------     ---------      ---------    ---------    ---------


PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year...........................      $  14.08      $  12.18       $  13.11     $  12.54     $  12.54
                                                                   ---------     ---------      ---------    ---------    ---------
Net investment income........................................          0.57          0.48           0.51         0.38         0.45
Net realized and unrealized gains (losses)
   on investments............................................          1.63          2.61          (0.93)        0.78         0.49
                                                                   ---------     ---------      ---------    ---------   ----------
Total from investment operations.............................          2.20          3.09          (0.42)        1.16         0.94
                                                                   ---------     ---------      ---------    ---------    ---------
Less distributions:
   Dividends from and in excess of net investment income.....            --         (0.48)         (0.51)       (0.36)       (0.46)
   Distributions from and in excess of net realized gains
     on investments..........................................            --         (0.71)          --          (0.23)       (0.48)
                                                                   ---------     ---------      ---------    ---------    ---------
Total distributions..........................................            --         (1.19)         (0.51)       (0.59)       (0.94)
                                                                   ---------     ---------      ---------    ---------    ---------
Net asset value, end of year.................................       $  16.28     $  14.08      $  12.18       $  13.11    $  12.54
                                                                    ========     ========       ========      ========     ========
TOTAL RETURN:

Total investment return......................................          15.63%       25.43%        (3.19)%         9.29%       7.53%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (000's)............................       $299,184     $277,014      $196,278        $197,132   $113,572
Ratio of expenses to average net assets......................           0.67%        0.66%         0.68%           0.69%      0.66%

Ratio of net investment income to average net assets.........           3.68%        3.12%         4.01%           3.55%      3.98%
Portfolio turnover ratio (a).................................             76%          66%           71%             47%        70%

Average Commissions (per share)..............................        $0.0547           --            --              --          --

(a) The portfolio turnover ratio includes dollar roll transactions.

See Notes to Financial Statements.


-------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
SteinRoe Variable Investment Trust Mortgage Securities Income Fund /
December 31, 1996
-------------------------------------------------------------------------------
                                                     MARKET
                                             PAR      VALUE
                                         ---------  -----------


ASSET-BACKED SECURITIES--(4.5%)
ALPS Pass-Through Trust Series 1994-1
   Class C2 9.350% 9/15/04              $  994,927   $1,019,761
First Boston Home Equity Loan Pass-
   Through Certificates Series 1993-H1,
   Class A-IO (effective yield 12.820%)
   9/28/13                               6,652,285      258,641
Greentree Home Improvement Loan
   Trust Series 1994-A Class A
   7.050% 3/15/14                          756,937      760,556
Green Tree Financial Corporation
   Series 1996-9 Class B1
   7.650% 1/15/28                        1,350,000    1,360,328
                                                     ----------
   TOTAL ASSET-BACKED SECURITIES
     (Cost $3,343,062)                                3,399,286
                                                     ----------

MORTGAGE-BACKED SECURITIES--(11.7%)
American Mortgage Trust Series 1993-3
   Class 3B 8.190% 9/27/22                 804,745      762,359
Citicorp Mortgage Securities, Inc.
   Series 1987-10 10.000% 7/01/17          169,209      176,308
Comfed Savings Bank Adjustable Rate
   Mortgage Series 1987-1A
   7.642% 1/01/18                          161,800      137,530
Glendale Federal Savings & Loan
   Series 1978-A 9.125% 1/25/08             32,177       33,616
Imperial Savings & Loan Adjustable
   Rate Mortgage Series 1987-4A
   10.169% 7/25/17                          33,070       35,601
Kidder Peabody Acceptance Corp
   Series 1987-1 Class A
   8.750% 7/25/17                           42,038       41,653
MDC Mortgage Funding Corporation
   Series Q Class 5 8.850% 3/20/18         346,704      353,469
Merrill Lynch Mortgage Investments Inc.
   8.000% 12/20/18 Series 20-D           1,554,035    1,569,902
   7.088% 12/26/25 Series 1995-C3
   Class A3 ARM                          2,000,000    1,986,880
   5.880% 11/15/26 Series 1987-A ARM       104,672      104,175
Nomura Asset Securities Corporation
   MBS Series 1996-MD5 Class A1B
   7.120% 4/13/36                        1,000,000    1,006,560
PS CMO Trust Series 1994-C1-A2
   7.920% 8/15/02                          722,486      741,545
Republic Federal Savings & Loan
   Association Series 1987-1
   7.500% 2/28/17                            7,662        7,572
Sears Mortgage Securities Corp.
   Series 1987-A 6.500% 3/25/17             25,083       24,437



                                                       MARKET
                                             PAR        VALUE
                                         ---------  -----------


MORTGAGE-BACKED SECURITIES (CONTINUED)
Structured Asset Securities Corporation
   Series 1996-CFL Class X1-IO
   (effective yield 12.960%) 2/25/28    $13,138,526 $   680,576
   Series 1996-CFL Class C
   6.525% 2/25/28                        1,242,500    1,214,544
                                                    -----------
   TOTAL MORTGAGE-BACKED SECURITIES
     (Cost $8,887,046)                                8,876,727
                                                    -----------

UTILITY SECURITIES--(2.7%)
National Power Co. Plc 7.125% 7/11/01
   (Cost $1,997,260)                     2,000,000    2,027,240
                                                    -----------

FEDERAL HOME LOAN MORTGAGE
   CORPORATION CERTIFICATES--(20.0%)
8.500% 5/01/06 Gold                        160,471      167,340
6.500% various due dates to
   6/01/09 Gold                          1,942,551    1,907,352
10.750% 11/01/09                           269,233      293,085
11.250% various due dates to 11/01/15      120,673      134,890
10.500% various due dates to 2/01/19       442,298      484,732
12.000% 7/01/13                             91,925      104,478
12.000% 7/01/20 Gold                     1,138,845    1,302,555
7.500% various due dates to
   5/01/24 Gold                          8,523,778    8,580,240
7.000% 1/01/26                           2,258,541    2,216,622
                                                    -----------
   TOTAL FEDERAL HOME LOAN MORTGAGE
     CORPORATION CERTIFICATES
     (Cost $14,984,617)                              15,191,294
                                                    -----------


FEDERAL NATIONAL MORTGAGE
   ASSOCIATION CERTIFICATES--(32.8%)
10.500% 2/01/01                            136,242      143,310
12.250% 9/01/12 FHA/VA
   Guaranteed                               85,485       97,932
10.250% 2/01/16                            161,290      177,343
10.000% various due dates to 3/01/16       392,493      423,916
9.000% various due dates to 5/01/20        299,215      318,204
8.500% various due dates to 12/01/24       890,810      929,490
6.000% various due dates to 2/01/25     13,597,779   12,994,139
7.000% various due dates to 8/01/25      5,735,886    5,701,769
6.500% various due dates to 1/01/26      4,326,663    4,128,119
                                                    -----------
   TOTAL FEDERAL NATIONAL MORTGAGE
     ASSOCIATION CERTIFICATES
     (Cost $24,904,700)                              24,914,222
                                                    -----------



SCHEDULE OF INVESTMENTS                                MARKET
(CONTINUED)                                  PAR        VALUE
                                         ---------  -----------


GOVERNMENT NATIONAL MORTGAGE
   ASSOCIATION CERTIFICATES--(18.7%)
11.500% various due dates to 5/15/13    $  512,320   $  582,282
8.500% 2/15/17                             213,841      225,470
10.000% various due dates to 11/15/19      741,110      812,442
9.000% various due dates to 1/15/20      2,132,742    2,279,990
8.000% various due dates to 8/15/22      3,448,662    3,558,532
9.500% various due dates to 8/15/22      2,408,989    2,615,059
7.000% 4/15/23                             559,944      551,197
6.500% various due dates to 7/15/24        919,066      880,673
7.125% 7/20/25 ARM                       2,675,648    2,736,466
                                                    -----------
   TOTAL GOVERNMENT NATIONAL MORTGAGE
     ASSOCIATION CERTIFICATES
     (Cost $14,162,923)                              14,242,111
                                                    -----------

REAL ESTATE MORTGAGE INVESTMENT
   CONDUITS--(2.0%)
Federal Home Loan Mortgage
   Corporation Series 11-C
   9.500% 4/15/19                           90,601       93,718
Federal National Mortgage Association
   Trust Series 1988-4Z
   9.250% 3/25/18                        1,342,097    1,397,781
Federal National Mortgage Association
   Trust Series 1991-91SA-IO
   (effective yield 14.400%) 7/25/98        10,705       59,784
                                                    -----------
   TOTAL REAL ESTATE MORTGAGE
     INVESTMENT CONDUITS
     (Cost $1,546,694)                                1,551,283
                                                    -----------


                                                       MARKET
                                             PAR        VALUE
                                         ---------  -----------


U.S. GOVERNMENT SECURITIES--(5.8%)
   U.S. Treasury Bonds
     6.500% 8/15/05                     $ 750,000    $  754,515
     6.750% 8/15/26                      2,350,000    2,368,142
   U.S. Treasury Note 7.000% 7/15/06    1,250,000     1,298,513
                                                    -----------
   TOTAL U.S. GOVERNMENT SECURITIES
     (Cost $4,406,294)                                4,421,170
                                                    -----------

SHORT-TERM INVESTMENTS--(0.9%)
Goldman Sachs Group Ltd. 8.250% 1/02/97
   (Cost $689,842)                        690,000       689,842
                                                    -----------
  TOTAL INVESTMENTS--(99.1%)
     (Cost $74,922,438)                              75,313,175
OTHER ASSETS, LESS LIABILITIES (0.9%)                   695,976
                                                    -----------
NET ASSETS (100%)                                   $76,009,151
                                                    ===========

(a) The cost of investments for federal income tax purposes is identical. Gross unrealized appreciation and depreciation at December 31, 1996 is as follows:

         Gross unrealized appreciation:                $962,495
         Gross unrealized depreciation:                (571,758)
                                                       ----------
         Net unrealized appreciation:                  $390,737
                                                       ==========


-----------------------------------------------------------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
SteinRoe Variable Investment Trust Mortgage Securities Income Fund / December 31, 1996
-----------------------------------------------------------------------------------------------------------------------------------


ASSETS:

Investments, at market value (identified cost $74,922,438)...................................................... $75,313,175
Cash ...........................................................................................................      52,560
Interest receivable.............................................................................................     681,400
Other assets....................................................................................................      32,705
                                                                                                                 -----------
     TOTAL ASSETS...............................................................................................  76,079,840
                                                                                                                 -----------
LIABILITIES:

Payable for fund shares repurchased.............................................................................       4,031
Management fee payable..........................................................................................      24,181
Administrative fee payable......................................................................................       9,063
Accrued expenses payable........................................................................................      33,414
                                                                                                                 -----------
     TOTAL LIABILITIES..........................................................................................      70,689
                                                                                                                 -----------
NET ASSETS...................................................................................................... $76,009,151
                                                                                                                 ===========

NET ASSETS REPRESENTED BY:

   Paid-in capital.............................................................................................. $78,959,171
   Accumulated overdistributed net investment income............................................................    (299,012)
   Accumulated net realized losses on investments...............................................................  (3,041,745)
   Net unrealized appreciation on investments...................................................................     390,737
                                                                                                                 -----------
TOTAL NET ASSETS APPLICABLE TO OUTSTANDING SHARES OF BENEFICIAL INTEREST........................................ $76,009,151
                                                                                                                 ===========

SHARES OF BENEFICIAL INTEREST OUTSTANDING.......................................................................   7,724,091
                                                                                                                 ===========
NET ASSET VALUE PER SHARE.......................................................................................       $9.84
                                                                                                                       =====


-----------------------------------------------------------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
For the Year Ended December 31, 1996
-----------------------------------------------------------------------------------------------------------------------------------


INTEREST INCOME................................................................................................. $ 6,202,847
                                                                                                                ------------
EXPENSES:
   Management fee...............................................................................................     334,914
   Administrative fee...........................................................................................     125,593
   Custodian fee................................................................................................      27,650
   Accounting fee...............................................................................................      25,829
   Audit and legal fees.........................................................................................      23,449
   Printing expense.............................................................................................       8,922
   Trustees' expense............................................................................................       7,787
   Transfer agent fee...........................................................................................       7,500
   Miscellaneous expense........................................................................................      39,287
                                                                                                                ------------
     Gross expenses.............................................................................................     600,931
   Fee refund...................................................................................................     (14,831)
                                                                                                                ------------
     Net expenses...............................................................................................     586,100
                                                                                                                ------------
Net investment income...........................................................................................   5,616,747

REALIZED AND UNREALIZED LOSSES ON INVESTMENTS:

   Net realized losses on investments...........................................................................    (196,495)
   Change in unrealized appreciation or depreciation on investments.............................................  (1,957,496)
                                                                                                                 ------------
Net increase in net assets resulting from operations............................................................ $ 3,462,756
                                                                                                                ============

See Notes to Financial Statements.


-----------------------------------------------------------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
SteinRoe Variable Investment Trust Mortgage Securities Income Fund
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                       YEARS ENDED DECEMBER 31,
                                                                                                         1996          1995
                                                                                                     ------------ -------------


OPERATIONS:
   Net investment income                                                                            $  5,616,747     $  5,354,601
   Net realized gains (losses) on investments                                                           (196,495)         653,056
   Change in unrealized appreciation or depreciation on investments                                   (1,957,496)       5,388,182
                                                                                                     ------------    ------------
   Net increase in net assets resulting from operations                                                3,462,756       11,395,839
                                                                                                     ------------    ------------
DISTRIBUTIONS DECLARED FROM:

   Net investment income                                                                              (5,616,747)      (5,354,601)
   Distributions in excess of net investment income                                                      (83,288)        (145,396)
                                                                                                    ------------     ------------
   Total distributions                                                                                (5,700,035)      (5,499,997)
                                                                                                    ------------     ------------
FUND SHARE TRANSACTIONS:
   Proceeds from fund shares sold                                                                      4,581,248        6,851,307
   Cost of fund shares repurchased                                                                   (33,813,119)     (14,865,209)
   Distributions reinvested                                                                            5,700,035        5,499,997
   Colonial-Keyport Government Fund Substitution                                                             --        25,976,819
                                                                                                    ------------     ------------
Net increase (decrease) in net assets resulting from fund share transactions                         (23,531,836)      23,462,914
                                                                                                    ------------     ------------
Total increase (decrease) in net assets                                                              (25,769,115)      29,358,756

NET ASSETS:
   Beginning of year                                                                                 101,778,266       72,419,510
                                                                                                    ------------     ------------
   End of year                                                                                        76,009,151      101,778,266
                                                                                                    ============     ============
Accumulated overdistributed net investment income included in ending net assets                       $ (299,012)    $   (129,284)
                                                                                                    ============     ============
ANALYSIS OF CHANGES IN SHARES OF BENEFICIAL INTEREST:

   Shares sold                                                                                          447,078           680,330
   Shares redeemed                                                                                   (3,321,354)       (1,486,896)
   Distributions reinvested                                                                             579,272           542,406
   Colonial-Keyport Government Fund Substitution                                                            --          2,477,593
                                                                                                    ------------     ------------
Net increase (decrease)                                                                              (2,295,004)        2,213,433
                                                                                                    ============     ============

See Notes to Financial Statements


-----------------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
SteinRoe Variable Investment Trust Mortgage Securities Income Fund
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                       YEARS ENDED DECEMBER 31,
                                                                  ------------------------------------------------------------------
                                                                      1996          1995          1994         1993          1992
                                                                    ---------    ---------     ---------     ---------    ---------


PER SHARE OPERATING PERFORMANCE:

Net asset value, beginning of year...........................       $ 10.16      $   9.28      $ 10.17       $ 10.26       $ 10.42
                                                                     --------    ---------     --------       --------     --------
Net investment income........................................          0.78          0.57         0.73          0.65          0.63
Net realized and unrealized gains (losses)
   on investments............................................         (0.30)         0.89        (0.89)        (0.01)        (0.01)
                                                                     --------    ---------     --------       --------     --------
Total from investment operations.............................          0.48          1.46        (0.16)         0.64          0.62
                                                                     --------    ---------     --------       --------     --------
Less distributions:

   Dividends from and in excess of net investment income.....         (0.80)        (0.58)       (0.73)        (0.65)        (0.62)
   Distributions from and in excess of net realized gains
     on investments..........................................            --            --           --         (0.08)        (0.16)
                                                                     --------     ---------     --------      --------     --------
Total distributions..........................................          (0.80)       (0.58)       (0.73)        (0.73)        (0.78)
                                                                     --------     ---------     --------      --------     --------
Net asset value, end of year.................................        $  9.84      $  10.16     $  9.28       $ 10.17        $ 10.26
                                                                      =======      ========     =======        =======      =======
TOTAL RETURN:

Total investment return......................................           4.70%        15.74%      (1.57)%(b)     6.26%(b)       5.95%

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (000's)............................        $76,009      $101,778     $72,420       $91,195        $67,353
Ratio of expenses to average net assets......................           0.70%(a)      0.69%       0.70%(a)      0.76%(a)       0.90%

Ratio of net investment income to average net assets.........           6.71%(b)      6.76%       6.71%(b)      6.64%(b)       6.72%
Portfolio turnover ratio (c).................................             72%          112%        241%          187%           169%

(a) If the Fund had paid all of its expenses and there had been no reimbursement from the Investment Adviser and the Administrator, as described in Note 5, this ratio would have been 0.72%, 0.71%, and 0.76% for the years ended December 31, 1996, 1994, and 1993, respectively.
(b) Computed giving effect to the Investment Adviser's and the Administrator's expense limitation undertaking.
(c) The portfolio turnover ratio includes dollar roll transactions.

-------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
SteinRoe Variable Investment Trust Cash Income Fund / December 31, 1996
-------------------------------------------------------------------------------
                                                       MARKET
                                             PAR        VALUE
                                          ---------  -----------


COMMERCIAL PAPER--(79.3%)
BUSINESS CREDIT INSTITUTION--(18.2%)
Finova Capital Corp. 5.801% 1/13/97     $3,000,000  $2,994,300
General Motors Acceptance Corp.
   5.526% 1/02/97                        3,000,000   2,999,542
NS Finance Inc. (L.O.C. Industrial
   Bank of Japan Ltd.) 5.761% 1/22/97    3,000,000   2,989,973
Orix America Inc. (L.O.C.
   Norinchukin Bank) 5.754% 3/18/97      3,000,000   2,964,533
                                                    -----------
                                                    11,948,348
                                                    -----------
COSMETICS--(4.6%)
Cosmair Inc. (gtd. by L'Oreal SA)
   6.028% 1/24/97                        3,000,000   2,988,500
                                                    -----------

INDUSTRIAL--(9.2%)
CSC Enterprises 5.529% 1/14/97           3,100,000   3,093,843
Whirlpool Corp. 5.487% 3/20/97           3,000,000   2,964,900
                                                    -----------
                                                     6,058,743
                                                    -----------
INVESTING INSTITUTIONS--(4.6%)
Enterprise Funding Corp.
   5.789% 1/09/97                        3,000,000   2,996,153
                                                    -----------

LENDING INSTITUTIONS--(13.7%)

Oak Funding Corp. 5.520% 3/04/97         3,000,000   2,971,842
Old Line Funding Corp.
   5.503% 1/13/97                        3,000,000   2,994,530
Windmill Funding Corp.
   6.016% 1/09/97                        3,000,000   2,996,000
                                                    -----------
                                                     8,962,372
                                                    -----------
OTHER FINANCIAL--(25.3%)
Beta Finance Corp. 6.038% 1/30/97        1,000,000     995,167
Countrywide Home Loan (gtd. by
   Countrywide Credit Industries)
   5.706% 1/07/97                        3,000,000   2,997,155
ITT Hartford Group Inc.
   6.158% 1/08/97                        1,955,000   1,952,662
McKenna Triangle National Corp.
   6.460% 1/02/97                        1,608,000   1,607,711
Thames Asset Global Securitization
   5.577% 1/06/97                        3,000,000   2,997,688
Tri-Lateral Capital USA
   5.630% 1/15/97                        3,000,000   2,993,466
Working Capital Management
   5.748% 1/16/97                        3,000,000   2,992,850
                                                    -----------
                                                    16,536,699
                                                    -----------


                                                       MARKET
                                             PAR        VALUE
                                         ---------  -----------


RUBBER--(3.7%)
Bridgestone/Firestone, Inc.
  (L.O.C. Fuji Bank Ltd.)
  5.726% 1/15/97                        $2,419,000 $ 2,413,638
                                                    -----------
   TOTAL COMMERCIAL PAPER
     (Cost $51,904,453)                             51,904,453
                                                    -----------

SOVEREIGN--(4.3%)
Venantius AB (gtd. by Kingdom of Sweden)
   5.514% 3/04/97
   (Cost $2,823,250)                     2,850,000   2,823,250
                                                    -----------

U.S. GOVERNMENT AGENCY OBLIGATION--(5.3%)
Federal Home Loan Banks 5.750%
   Optional Call 4/09/97
   (Cost $3,500,000)                     3,500,000   3,500,000
                                                    -----------

YANKEE CERTIFICATES OF DEPOSIT--(13.8%)
Fuji Bank Chicago Ltd.
   5.690% 1/14/97                        3,000,000   3,000,011
Sanwa Bank Ltd. 5.740% 1/13/97           3,000,000   2,999,939
Sumitomo Bank Ltd 5.660% 1/13/97         3,000,000   3,000,010
                                                    -----------
   TOTAL YANKEE CERTIFICATES OF DEPOSIT
     (Cost $8,999,960)                               8,999,960
                                                    -----------
  TOTAL INVESTMENTS--(102.7%)
   (Cost $67,227,663) (a)                           67,227,663

OTHER ASSETS, LESS LIABILITIES (-2.7%)             (1,766,271)
                                                    -----------
NET ASSETS (100%)                                  $65,461,392
                                                    ===========

(a) The cost of investments for federal income tax purposes is identical. There is no unrealized appreciation or depreciation at December 31, 1996.
*The interest rate is the effective rate at the date of purchase.

See Notes to Financial Statements.


-----------------------------------------------------------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
SteinRoe Variable Investment Trust Cash Income Fund / December 31, 1996
-----------------------------------------------------------------------------------------------------------------------------------


ASSETS:

Investments, at market value (identified cost $67,227,663)...................................................... $67,227,663
Cash ...........................................................................................................      50,591
Receivable for fund shares sold.................................................................................   1,722,061
Dividends and interest receivable...............................................................................      28,414
Other assets....................................................................................................       9,432
                                                                                                                 -----------
     TOTAL ASSETS...............................................................................................  69,038,161
                                                                                                                 -----------
LIABILITIES:

Payable for investments purchased...............................................................................   3,500,000
Payable for fund shares repurchased.............................................................................      12,353

Management fee payable..........................................................................................      17,886
Administrative fee payable......................................................................................       7,953

Accrued expenses payable........................................................................................      38,577
                                                                                                                 -----------
     TOTAL LIABILITIES..........................................................................................   3,576,769
                                                                                                                 -----------
NET ASSETS...................................................................................................... $65,461,392
                                                                                                                 ===========
NET ASSETS REPRESENTED BY:

   Paid-in capital.............................................................................................. $65,461,392
                                                                                                                 -----------
TOTAL NET ASSETS APPLICABLE TO OUTSTANDING SHARES OF BENEFICIAL INTEREST........................................ $65,461,392
                                                                                                                 ===========
SHARES OF BENEFICIAL INTEREST OUTSTANDING.......................................................................  65,461,392
                                                                                                                 ===========
NET ASSET VALUE PER SHARE.......................................................................................       $1.00
                                                                                                                       =====


-----------------------------------------------------------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
For the year ended December 31, 1996
-----------------------------------------------------------------------------------------------------------------------------------


INTEREST INCOME................................................................................................. $3,641,641
                                                                                                                 ----------
EXPENSES:
   Management fee...............................................................................................    229,758
   Administrative fee...........................................................................................     98,468
   Custodian fee................................................................................................     20,564
   Accounting fee...............................................................................................     25,463
   Audit and legal fees.........................................................................................     18,466
   Transfer agent fee...........................................................................................      7,500
   Printing expense.............................................................................................      5,444
   Trustees' expense............................................................................................      6,755
   Miscellaneous expense........................................................................................     14,858
                                                                                                                 ----------
     Total expenses.............................................................................................    427,276
                                                                                                                 ----------
Net investment income...........................................................................................  3,214,365
                                                                                                                 ----------
Net increase in net assets resulting from operations............................................................ $3,214,365
                                                                                                                 ==========

See Notes top Financial Statements


-----------------------------------------------------------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
SteinRoe Variable Investment Trust Cash Income Fund
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                       YEARS ENDED DECEMBER 31,
                                                                                                          1996          1995
                                                                                                      ------------ -------------


OPERATIONS:

   Net investment income                                                                              $3,214,365     $3,775,313
                                                                                                      ------------  ------------
Net increase in net assets resulting from operations                                                   3,214,365      3,775,313
                                                                                                      ------------  ------------
DISTRIBUTIONS DECLARED FROM:

   Net investment income                                                                              (3,214,365)    (3,775,313)
                                                                                                      ------------  ------------
FUND SHARE TRANSACTIONS:
   Proceeds from fund shares sold                                                                     57,327,084     56,499,769
   Cost of fund shares repurchased                                                                   (60,072,108)   (73,981,455)
   Distributions reinvested                                                                            3,214,365      3,775,313
                                                                                                     ------------   ------------
Net increase (decrease) in net assets resulting from fund share transactions                             469,341    (13,706,373)
                                                                                                     ------------   ------------
Total increase (decrease) in net assets                                                                  469,341    (13,706,373)

NET ASSETS:

   Beginning of year                                                                                  64,992,051     78,698,424
                                                                                                     ------------   ------------
   End of year                                                                                        65,461,392     64,992,051
                                                                                                      ===========    ===========
ANALYSIS OF CHANGES IN SHARES OF BENEFICIAL INTEREST:

   Shares sold                                                                                        57,327,084      56,499,769
   Shares repurchased                                                                                (60,072,108)    (73,981,455)
   Distributions reinvested                                                                            3,214,365       3,775,313
                                                                                                    ------------    ------------
Net increase (decrease)                                                                                  469,341     (13,706,373)
                                                                                                     ===========     ===========

See Notes to Financial Statements.


-----------------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
SteinRoe Variable Investment Trust Cash Income Fund
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                       YEARS ENDED DECEMBER 31,
                                                                  ------------------------------------------------------------------
                                                                      1996           1995        1994         1993         1992
                                                                    --------       --------    --------     --------     --------


PER SHARE OPERATING PERFORMANCE:

Net asset value, beginning of year                                  $  1.00       $  1.00     $  1.00       $  1.00     $  1.00
                                                                    --------       --------   --------      --------     --------
Net investment income                                                 0.049         0.055       0.037         0.027       0.034
                                                                    --------       --------   --------      --------     --------
Less distributions:

   Distributions from net investment income                          (0.049)       (0.055)     (0.037)       (0.027)     (0.034)
                                                                    --------       --------   --------      --------     --------
Net asset value, end of year                                        $  1.00        $  1.00    $  1.00       $  1.00     $  1.00
                                                                     =======        =======    =======       =======     =======
TOTAL RETURN:

Total investment return                                                5.01%         5.62%      3.81%         2.70%      3.48%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (000)                                     $65,461       $64,992    $78,698       $83,049     $70,821
Ratio of expenses to average net assets                                0.65%         0.63%      0.62%         0.65%       0.67%
Ratio of net investment income to average net assets                   4.90%         5.48%      3.73%         2.68%       3.42%


                         NOTES TO FINANCIAL STATEMENTS

NOTE 1. ORGANIZATION AND ACCOUNTING POLICIES

SteinRoe Variable Investment Trust (the "Trust"), an open-end man age ment investment company, was organized as a Massachusetts business trust on June 9, 1987. At December 31, 1996, the Trust consisted of five diversified Funds with differing investment objectives, policies and restrictions (individually referred to as a "Fund," or collectively referred to as the "Funds"):

   Capital Appreciation Fund--seeks capital growth by investing in equity securities

   Managed Growth Stock Fund--seeks long-term growth of capital by investing 65 percent of total assets in growth companies

   Managed Assets Fund--seeks high total investment return by investing in equity and debt securities

   Mortgage Securities Income Fund--seeks highest possible level of current income by investing at least 65 percent of total assets in mortgage pass-through certificates

   Cash Income Fund--seeks high current income while emphasizing capital preservation from investment in short-term money market instruments

Shares of the Trust are available and are being marketed exclusively as a pooled funding vehicle for variable annuity contracts ("VA contracts") and variable life insurance policies ("VLI policies") of various affiliated insurance companies and, in the case of Capital Appreciation Fund, also of Transamerica Life Companies and Great-West Life & Annuity Insurance Company. Stein Roe and Farnham, Inc. (the "Adviser") provides investment advisory services to the Funds as well as management and administrative services. SteinRoe Services, Inc. provides transfer agent services. Keyport Financial Services Corp., a subsidiary of Keyport Life Insurance Company ("Keyport"), serves as the underwriter of the Trust. Keyport, the Adviser and the Transfer Agent are direct subsidiaries of Liberty Financial Companies, Inc. At December 31, 1996, various affiliated insurance companies of Liberty Financial Companies Inc. owned 100 percent of the outstanding shares of all Funds, except for Capital Appreciation Fund, of which Liberty Financial Companies Inc. affiliates owned 94.1 percent, Transamerica Life Companies owned 5.5 percent and Great-West Life & Annuity Insurance Company owned 0.4 percent.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

   VALUATION OF INVESTMENTS--Portfolio securities listed on domestic exchanges and over-the-counter securities quoted on the Nasdaq system are valued on the basis of the last sale on the date as of which the valuation is made, or, lacking any sales, at the current bid prices. Over-the-counter securities not quoted on the Nasdaq system are valued at the latest bid quotation. Foreign security valuations are generally based upon market quotations which, depending upon local convention or regulation, may be last sale price, last bid or asked price, or the mean between last bid and asked prices as of, in each case, the close of the appropriate exchange or other designated time. Long-term debt securities are valued on the basis of dealer-supplied quotations or valuations furnished by a pricing service. Securities for which reliable quotations are not readily available are valued at fair value, as determined in good faith and pursuant to procedures established by the Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost unless the Trustees determine this does not represent fair value. Cash Income Fund values investments utilizing the amortized cost valuation technique permitted in accordance with Rule 2a-7 under the Investment Company Act of 1940, which requires the Fund to comply with certain conditions. This technique involves valuing a portfolio security initially at its cost and, thereafter, assuming a constant amortization to maturity of any discount or premium.

   FEDERAL INCOME TAXES--The Funds now qualify and intend to continue qualifying as "regulated investment companies" and as such (and by complying with the applicable provisions of the Internal Revenue Code) will not be subject to federal income tax on taxable income (including realized capital gains) distributed to shareholders.

   FOREIGN CURRENCY TRANSACTIONS--Certain of the Funds have entered into foreign exchange contracts for the settlement of purchases and sales of securities denominated in a foreign currency to reduce the risk to the Funds from adverse changes in the relationship between the U.S. dollar and the foreign currency. The face or contract amount in U.S. dollars reflects the total exposure the Fund has in that particular currency contract. In the event that the counterparty in the foreign exchange contract fails to meet the terms of the contract, the Fund could be exposed to the effects of changes in the relationship between the U.S. dollar and the foreign currency.

   INVESTMENT TRANSACTIONS--The Funds may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Managed Assets Fund and Mortgage Securities Income Fund may also enter into dollar roll transactions. In a dollar roll transaction, the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase, typically in 30 days to 60 days, substantially similar securities at an agreed upon price and date. These transactions may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous yields. The Funds identify securities as segregated in their custodial records with a value at least equal to the amount of the purchase commitment.

   RECLASSIFICATION--Mortgage Securities Income Fund has changed the classification of distributions to shareholders to better disclose the differences between financial statement amounts and distributions to shareholders in accordance with federal income tax regulations. Accordingly, as of December 31, 1996, the Fund reclassified $86,439 reflecting a decrease in accumulated net investment income and a decrease in accumulated net realized losses on investments. Net investment income, net realized gains (losses) on investments, and net assets were not affected by this change. There were no reclassifications of distributions for any of the other funds.

   OTHER--Security transactions are accounted for on trade date. Interest income is recorded on the accrual basis. Discounts on debt securities are amortized in accordance with Internal Revenue Code requirements. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Net realized and unrealized gains (losses) on foreign currency transactions include the fluctuation in exchange rates on gains and losses between trade and settlement dates on security transactions, gains and losses arising from the disposition of foreign currency, and currency gains and losses between the accrual and payment dates on dividend and interest income and foreign withholding taxes. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investment from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Unrealized appreciation and depreciation and realized gains and losses differ between financial statements and tax earnings due to deferred losses from wash sales.

NOTE 2. FUND SHARE TRANSACTIONS

Each Fund's capitalization consists of an unlimited number of shares of beneficial interest without par value that represent a separate series of the Trust. Each share of a Fund represents an equal proportionate beneficial interest in that Fund and, when issued and outstanding, is fully paid and nonassessable. Shareholders would be entitled to share proportionally in the net assets of a Fund available for distribution to shareholders upon liquidation of a Fund.

NOTE 3. SECURITY TRANSACTIONS

Realized gains and losses are computed on the identified cost basis for both financial reporting and federal income tax purposes. At December 31, 1996, Mortgage Securities Income Fund had a capital loss carryforward of $3,041,745, which will expire between 2002 and 2004, if not utilized. The cost of investments purchased and proceeds from investments sold, excluding short-term investments, for the year ended December 31, 1996, for the Funds, excluding Cash Income Fund, were as follows:


                                                                   MORTGAGE
                          CAPITAL     MANAGED        MANAGED       SECURITIES
                       APPRECIATION   GROWTH         ASSETS        INCOME
                           FUND       STOCK FUND     FUND          FUND
                       ------------   ------------  ----------     ---------------


Cost of investments
 purchased            $161,131,031    $49,254,886    $222,176,324    $58,722,319
Proceeds from
 investments sold      156,425,956     50,420,471     202,590,094     67,957,054


NOTE 4. DISTRIBUTIONS TO SHAREHOLDERS

The Funds, with the exception of the Cash Income Fund, intend to distribute as dividends or capital gain distributions, at least annually, substantially all of their net investment income and net gains realized from the sale of portfolio securities. All dividends and distributions are reinvested in additional shares of the Funds. Cash Income Fund declares dividends daily and reinvests all dividends declared monthly in additional shares at net asset value. Income and capital gains distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles primarily relating to gains and losses on principal paydowns.

NOTE 5. MANAGEMENT AND ADMINISTRATIVE FEES

The Funds have advisory and administrative agreements with the Adviser. The following investment advisory fee rates were in effect as of December 31, 1996:


                                               ANNUAL RATE(S) AS A
                                                   PERCENT OF
        FUND(S)                             AVERAGE DAILY NET ASSETS
        -------                              ----------------------


Capital Appreciation Fund                           .50 of 1%
Managed Growth Stock Fund                           .50 of 1%
Managed Assets Fund                                 .45 of 1%
Mortgage Securities Income Fund                     .40 of 1%
Cash Income Fund                                    .35 of 1%


As of December 31, 1996, for all the Funds, the administrative fee was .15 of 1 percent of average annual net assets. Both the investment advisory fees and the administrative fees are computed daily and paid monthly.

The Adviser also provides the Funds with certain Fund accounting services. The fee is $25,000, annually plus .0025 of 1 percent of assets in excess of $50 million. For the year ended December 31, 1996, Capital Appreciation Fund, Managed Growth Stock Fund, Managed Assets Fund, Mortgage Securities Income Fund and Cash Income Fund incurred charges of $28,258, $27,448, $30,900, $25,829, and $25,463, respectively.

The Funds pay SteinRoe Services, Inc. for transfer agent services rendered at an annual rate of $7,500 computed on the basis of $625 per month.

The Adviser has agreed to reimburse all expenses, including management fees, incurred by the Funds as follows:


        FUND(S)                           EXPENSES EXCEEDING
        -------                        -------------------------


Capital Appreciation Fund             .80 of 1% of average daily net assets
Managed Growth Stock Fund             .80 of 1% of average daily net assets
Managed Assets Fund                   .75 of 1% of average daily net assets
Mortgage Securities Income Fund       .70 of 1% of average daily net assets
Cash Income Fund                      .65 of 1% of average daily net assets


The expense limitations expire April 30, 1997.

NOTE 6. INVESTMENT IN REPURCHASE AGREEMENTS

Each Fund may enter into repurchase agreements with banks, broker-dealer firms and other recognized financial institutions whereby such institutions sell an instrument in which a Fund may invest to that Fund, and the seller agrees, at the time of the sale, to repurchase that instrument at a specified time and price. The Funds require the seller of the instrument to maintain on deposit with the Funds' custodian bank or in the Federal Reserve Book-Entry System securities in an amount at all times equal to or in excess of the value of the repurchase agreement plus accrued interest. In the event the seller of the instrument defaults on the repurchase obligation, a Fund could receive less than the repurchase price on the sale of the securities to another party or could be subject to delays in selling the securities.

NOTE 7. SUBSTITUTIONS

In October 1995, Keyport and Liberty Life, the Funds' only shareholders at that time, received an order from the Securities and Exchange Commission approving the substitution of (i) shares of Managed Assets Fund ("MAF") for shares of Strategic Managed Assets Fund ("SMAF"), and (ii) shares of Mortgage Securities Income Fund ("MSIF") for shares of Colonial-Keyport Government Fund ("CKGF"). CKGF is a series of the Keyport Variable Investment Trust ("KVIT"). KVIT also is a funding vehicle for VA contracts and VLI policies of affiliated participating insurance companies. The substitution occurred on October 13, 1995, at the net asset value of shares totaling $48,923,531 of MAF, which were substituted for shares of SMAF; and $25,976,819 of MSIF, which were substituted for shares of CKGF.

                     INVESTMENT ADVISER AND ADMINISTRATOR
                       Stein Roe & Farnham Incorporated
                            One South Wacker Drive
                           Chicago, Illinois 60606

                                TRANSFER AGENT
                            SteinRoe Services, Inc.
                            One South Wacker Drive
                            Chicago, Illinois 60606

                                  DISTRIBUTOR
                       Keyport Financial Services Corp.
                                125 High Street
                          Boston, Massachusetts 02110

                                CLIENT SERVICES
                        Keyport Life Insurance Company
                                125 High Street
                          Boston, Massachusetts 02110
                            800-367-3653 (Press 3)

                                   CUSTODIAN
                       State Street Bank & Trust Company
                                 P.O. Box 366
                          Boston, Massachusetts 02101

                             INDEPENDENT AUDITORS
                             KPMG Peat Marwick LLP
                              Peat Marwick Plaza
                             303 East Wacker Drive
                            Chicago, Illinois 60601

                                 LEGAL COUNSEL
                             Bingham, Dana & Gould
                              150 Federal Street
                          Boston, Massachusetts 02110

                                 THE TRUSTEES
                               John A. Bacon Jr.
                            Richard R. Christensen
                               Salvatore Macera
                             Dr. Thomas E. Stitzel

This report is authorized for use as sales literature only when accompanied by a current prospectus of the Trust and a current prospectus for a variable insurance product offered by Keyport Life Insurance Company, Independence Life Insurance Company, or Liberty Life Assurance Company of Boston.

                                 12/96 NIM 30m